UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/16

Item 1.  Reports to Stockholders.

Annual Report
and Shareholder Letter
July 31, 2016

Franklin Global Trust

Franklin International Growth Fund

Franklin International Small Cap Growth Fund

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Economic and Market Overview

The U.S. economy grew moderately during the 12-month period ended July 31, 2016, despite a general decline in private inventory and nonresidential fixed investments. However, personal consumption expenditure remained strong during the period. The manufacturing sector contracted in the middle of the period, but expanded during the last five months. The services sector also expanded during the period, contributing to new jobs and reducing the unemployment rate from 5.3% in July 2015 to 4.9% at period-end. Retail sales generally rose, while home sales declined due to high prices and low inventory.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% in December, but maintained the rate through period-end. In July, the Fed noted that U.S. labor market conditions had improved and the near-term risks to its economic outlook had declined. However, the Federal Open Market Committee maintained that the timing and size of the next interest rate hike will be determined by long-term economic conditions relative to its objectives of maximum employment and 2.0% inflation.

The global economy expanded moderately despite slower growth in some countries. Global developed and emerging market stocks, as measured by the MSCI All Country World Index, remained relatively flat during the 12-month period. An uptick in oil prices and accommodative monetary policy by various global central banks was offset by the effect of the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), worries about a slowdown in the Chinese economy, declining commodity prices, geopolitical tensions in certain regions and ongoing uncertainty about the Fed’s timing for raising interest rates. Although oil prices rose near the middle of the period after experiencing historic lows in 2015, prices fell toward period-end due to a strong global supply that exceeded demand. Gold prices rose during the period under review, while other commodity prices fell. The U.S. dollar appreciated against most currencies during the period.

In Europe, economic growth in the U.K. slowed in the first quarter of 2016, and rebounded marginally in the second quarter, supported by industrial production and services. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. The eurozone grew slightly during the period, benefiting from lower oil prices, a weaker euro that supported exports and the European Central Bank’s (ECB) accommodative policy. However, growth moderated during the second quarter of 2016. After reducing the bank deposit rate in December, the ECB cut its benchmark interest rate and expanded its massive bond-buying program in March to boost the region’s slowing growth.

In Asia, Japan’s gross domestic product contracted in the fourth quarter of 2015 after expanding in the third quarter, as private consumption and residential investments declined. However, the economy grew more than expected during the first quarter of 2016, with increases in private consumption, government spending and exports. In January 2016, the Bank of Japan (BOJ) introduced a negative interest rate on excess reserves kept by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy. Meanwhile, China’s economy expanded at a steady pace in the second quarter of 2016 compared to the first quarter, driven by increased government spending. The People’s Bank of China cut its benchmark interest rates several times during the review period and also reduced the cash reserve requirement of banks in February 2016 to boost lending.

The foregoing information reflects our analysis and opinions as of July 31, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Franklin International Growth Fund

This annual report for Franklin International Growth Fund covers the fiscal year ended July 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside of the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Geographic Breakdown

Based on Total Net Assets as of 7/31/16

Performance Overview

For the 12 months ended July 31, 2016, the Fund’s Class A shares had a -0.80% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global developed stock market performance excluding the U.S. and Canada, had a -7.07% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth potential, quality and valuation.

Manager’s Discussion

During the 12 months ended July 31, 2016, stock selection and overweighted allocations in the information technology (IT) and health care sectors drove the Fund’s performance relative to its benchmark, the MSCI EAFE Index.2 Although stock selection in financials slightly detracted, our underweighting in this sector more than offset this negative effect.3 In the IT sector, U.K.-based communications chip designer ARM Holdings was a significant contributor to relative performance. Shares of ARM increased during the period following news Japan-based Softbank Group4,5 was planning to acquire ARM. Within health care, Australia-based hearing implant manufacturer Cochlear also aided relative returns. Cochlear continued to benefit from market share gains following a new product launch, as well as a strong processor upgrade cycle.

Asia-based holdings contributed to relative performance in the consumer discretionary sector during the 12-month period.6 China-based TAL Education Group, an after-school tutoring

1. Source: Morningstar. The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The information technology sector comprises Internet software and services; semiconductors and semiconductor equipment; and software in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI.
3. The financials sector comprises banks, capital markets and diversified financial services in the SOI.
4. Not held by the Fund.
5. Not part of the index.
6. The consumer discretionary sector comprises auto components; diversified consumer services; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and textiles, apparel and luxury goods in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 30.

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company, supported relative results. We continue to think its earnings momentum can remain strong, given the Chinese education system’s heavy focus on testing. Start Today, a Japan-based online retailer, also contributed to relative performance. As a dominant online apparel specialist, selling third-party brands through its Zozotown website, Start Today is likely to continue to take advantage of the secular growth opportunity in Japanese online retail, in our analysis, as online penetration levels remain low. Canada-based discount store operator Dollarama was another contributor to relative performance, as sales have remained strong despite the challenges posed by the weak Canadian dollar.

Top 10 Sectors/Industries

7/31/16

% of Total
Net Assets
Pharmaceuticals	8.5%
Software	8.4%
Chemicals	6.3%
Professional Services	6.0%
Biotechnology	5.6%
Health Care Equipment & Supplies	5.3%
Trading Companies & Distributors	5.0%
Capital Markets	5.0%
Internet & Catalog Retail	4.9%
Machinery	4.6%

In materials, Umicore, a Belgium-based clean energy technology materials company, was a contributor to relative performance due to strong earnings, which were supported by its catalysis and energy technology materials businesses and strong underlying demand.7

In industrials, Denmark-based logistics company DSV and Switzerland-based inspection, verification, testing and certification services provider SGS contributed to relative returns due to improving business fundamentals.8 We believe DSV can benefit from strong global trade trends over the longer term. As for SGS, we expect that a new senior management team, a refreshed growth strategy and a possible bottoming of commodity prices could result in organic growth and accelerating free cash-flow generation over the medium term.

Conversely, stock selection and underweighted allocations in the energy and consumer staples sectors detracted from relative performance.9 In energy, Amec Foster Wheeler, a U.K.-based consultancy, engineering and project management firm, hurt relative returns. Shares of Amec declined after the company halved its dividend in late 2015, as its customers pulled back on capital expenditures due to weaker oil prices. However, the shares began to recover in March, 2016, as a new management team and an upturn in oil prices supported the stock price.

Top 10 Holdings

7/31/16

Company	% of Total
Sector/Industry, Country	Net Assets
ARM Holdings PLC	4.2%
Semiconductors & Semiconductor Equipment, U.K.
Umicore SA	3.6%
Chemicals, Belgium
Alkermes PLC	3.4%
Biotechnology, U.S.
Wolseley PLC	3.4%
Trading Companies & Distributors, U.K.
The Sage Group PLC	3.2%
Software, U.K.
KBC Groep NV	3.2%
Banks, Belgium
Delphi Automotive PLC	3.1%
Auto Components, U.K.
Experian PLC	3.1%
Professional Services, U.K.
Vipshop Holdings Ltd.	3.1%
Internet & Catalog Retail, China
Santen Pharmaceutical Co. Ltd.	3.0%
Pharmaceuticals, Japan

Other key detractors from the Fund’s relative performance included Noble Group, a Hong Kong-based commodities trader. The company grappled with the ongoing downturn in commodity prices as well as investor concerns regarding its financial strength. However, Noble secured a new credit facility in 2016 and undertook steps to shore up its balance sheet, including raising additional capital through a rights offering. The company also unveiled plans to sell its lucrative North American energy trading business and announced senior leadership changes. U.K.-based engineering firm Weir Group also detracted from relative performance, as the challenging commodity price environment negatively impacted its business.

7. The materials sector comprises chemicals in the SOI.
8. The industrials sector comprises aerospace and defense, machinery, professional services, road and rail, and trading companies and distributors in the SOI.
9. The energy sector comprises energy equipment and services in the SOI. The consumer staples sector comprises household products in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL GROWTH FUND

However, Weir has been reducing costs, selling assets and investing in new products to help position itself for the potential upturn in the global oil and mining industries.

Italy-based Azimut Holding,5 a wealth manager and financial advisor, detracted from relative performance due to investor concerns about the outlook for both Europe and the Italian banking system. Nonetheless, we believe Azimut, which is not a commercial bank, is poised to potentially benefit from increased consolidation in the Italian banking industry over time and from continued inflows.

U.K.-based Whitbread, a budget hotel and coffee chain operator; Burberry Group, a luxury goods brand; and ITV, a broadcaster, detracted from relative performance due to investor concerns about the health of the global consumer and the impact of the Brexit vote on the U.K. economy. Whitbread and ITV were direct casualties of the Brexit decision, given their exposure to the domestic U.K. economy. We believe Whitbread may see weaker revenues and earnings in the near term as business travel decreases, but could see greater in-bound travel over time. In addition to already weaker advertising revenues, ITV faces higher content acquisition costs following Brexit and the drop in the pound. During the period we exited our position in Burberry Group.

Top 10 Countries

7/31/16

% of Total
Net Assets
U.K.	30.7%
Germany	12.5%
Belgium	6.8%
Denmark	5.9%
Switzerland	5.9%
Canada	5.3%
China	5.3%
Japan	4.8%
Australia	4.5%
Italy	4.4%

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can

CFA® is a trademark owned by CFA Institute.

contribute to Fund performance. For the 12 months ended July 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

Donald G. Huber, CFA

Coleen F. Barbeau, CFA

M. Par Rostom, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of July 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/16	7/31/15		Change
A (FNGAX)	$11.07	$11.16	-$	0.09
C (N/A)	$10.77	$10.94	-$	0.17
R (N/A)	$11.02	$11.15	-$	0.13
R6 (FILRX)	$11.15	$11.25	-$	0.10
Advisor (FNGZX)	$11.13	$11.24	-$	0.11

Distributions[1] (8/1/15–7/31/16)
	Dividend
Share Class	Income
A	$0.0012
R	$0.0068
R6	$0.0528
Advisor	$0.0380

See page 11 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 7/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/16)[6]	(with waiver)	(without waiver)
A					1.44%	1.67%
1-Year	-0.80%	-6.49%	$9,351	-11.94%
5-Year	+16.30%	+1.86%	$10,963	+0.16%
Since Inception (6/3/08)	+17.11%	+1.22%	$11,038	+0.52%
C					2.19%	2.42%
1-Year	-1.55%	-2.54%	$9,746	-8.30%
5-Year	+12.26%	+2.34%	$11,226	+0.64%
Since Inception (6/3/08)	+10.34%	+1.21%	$11,034	+0.52%
R					1.69%	1.92%
1-Year	-1.10%	-1.10%	$9,890	-6.82%
5-Year	+14.96%	+2.83%	$11,496	+1.15%
Since Inception (6/3/08)	+14.83%	+1.71%	$11,483	+1.02%
R6					1.00%	1.02%
1-Year	-0.39%	-0.39%	$9,961	-6.26%
3-Year	+8.94%	+2.90%	$10,894	+2.65%
Since Inception (5/1/13)	+8.12%	+2.43%	$10,812	+0.66%
Advisor					1.19%	1.42%
1-Year	-0.62%	-0.62%	$9,938	-6.41%
5-Year	+18.01%	+3.37%	$11,801	+1.64%
Since Inception (6/3/08)	+19.82%	+2.24%	$11,982	+1.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

Class R (6/3/08–7/31/16)

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has expense and Class R6 transfer agency fee reductions contractually guaranteed through 11/30/16. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense and fee reductions; with these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in the report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1	.	Divide your account value by $1,000.
If an account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6.
2	.	Multiply the result by the number under the heading
“Expenses Paid During Period.”
If Expenses Paid During Period were $7.50,
then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/16	Value 7/31/16	Period* 2/1/16–7/31/16
A
Actual	$1,000	$1,128.40	$7.62
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.22
C
Actual	$1,000	$1,123.00	$11.56
Hypothetical (5% return before expenses)	$1,000	$1,013.97	$10.97
R
Actual	$1,000	$1,125.60	$8.93
Hypothetical (5% return before expenses)	$1,000	$1,016.46	$8.47
R6
Actual	$1,000	$1,130.80	$5.30
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$5.02
Advisor
Actual	$1,000	$1,128.80	$6.30
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.44%;
C: 2.19%; R: 1.69%; R6: 1.00%; and Advisor: 1.19%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin International Small Cap Growth Fund

This annual report for Franklin International Small Cap Growth Fund covers the fiscal year ended July 31, 2016. Effective June 3, 2013, the Fund closed to new investors, with limited exceptions.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Geographic Breakdown

Based on Total Net Assets as of 7/31/16

Performance Overview

For the 12 months ended July 31, 2016, The Fund’s Class A shares had a -8.93% cumulative total return. In comparison, the Fund’s benchmark, the MSCI EAFE Small Cap Index, which tracks small cap equity performance in global developed markets excluding the U.S. and Canada, delivered a +1.74% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

In choosing individual equity investments, we use a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct a thorough analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

Although we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

Manager’s Discussion

During the 12 months ended July 31, 2016, the Fund underperformed its benchmark, the MSCI EAFE Small Cap Index. However, select sectors aided the Fund’s relative returns. Although an underweighted allocation in information technology (IT) hurt performance, stock selection in the sector more than offset this negative effect.2 Stock selection and an underweighting in consumer discretionary and a lack of exposure to the telecommunication services sector aided relative returns.3

Within the IT sector, Paysafe Group contributed to relative results. The U.K.-based online payments company benefited from growth in its ewallet business in Asia, and we believe it is well positioned to take advantage of regulated online gaming

1. Source: Morningstar. The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The information technology sector comprises IT services in the SOI.
3. The consumer discretionary sector comprises distributors; diversified consumer services; hotels, restaurants and leisure; leisure products and specialty retail in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 37.

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opportunities in the U.S. Moreover, the company’s recent acquisition of Skill4 increased the company’s market presence in online payments and ewallets. In consumer discretionary, China-based tutoring services company New Oriental Education & Technology Group5 contributed to relative returns. We believe the company is well placed to potentially benefit from strong demand in China for after-school tutoring and English-language services. The company has a well-respected brand name and is one of the largest players in a number of China’s educational markets.

Top 10 Sectors/Industries

7/31/16

% of Total
Net Assets
Insurance	11.6%
Real Estate Investment Trusts (REITs)	10.2%
Machinery	9.2%
Commercial Services & Supplies	7.0%
Capital Markets	6.0%
Marine	4.8%
Air Freight & Logistics	4.7%
Energy Equipment & Services	3.7%
Diversified Financial Services	3.6%
Building Products	3.6%

Other key contributors to the Fund’s relative performance included Switzerland-based logistics company Panalpina Welttransport Holding, Finland-based plastic pipe manufacturer Uponor and Finland-based pulp and paper equipment manufacturer Valmet. We believe Panalpina’s longstanding position as one of the world’s leading freight forwarders provides it with a sustainable competitive advantage, given the cost disadvantage new entrants face in an industry based on volume discounts and the difficulty of building trade route knowledge and relationships from scratch. According to our analysis, Uponor has maintained market leadership in the higher-margin, above-ground pipe segment and manufacturing plants across Europe and the U.S. Over the next few years, we expect Uponor to potentially benefit from an improvement in construction volumes across these regions. Valmet possesses what we view as strong market positions in the duopolistic pulp and paper equipment industries. The combination of a cyclical recovery in its end markets and successful cost-cutting benefited the stock price over the past 12 months.

Insurance companies Fairfax Financial Holdings and RenaissanceRe Holdings contributed to relative performance due to strong fundamentals. Prem Watsa, who runs Canada-based property and casualty insurer Fairfax Financial, is widely regarded for his investment acumen and looks to create value for shareholders where possible. In particular, Mr. Watsa invests the float provided by Fairfax’s insurance businesses, which derives primarily from insurance premiums and cash on hand that has yet to be paid out on a claim. RenaissanceRe also had a strong industry track record, with solid profitability and a history of increasing book value. Insurance company BHF Kleinwort Benson, a private bank, was also another contributor to relative performance after a Swiss private bank agreed to acquire its Belgium-based peer. We exited the position during the period.

Conversely, stock selection in the industrials, financials and consumer staples sector detracted from the Fund’s relative performance.6 An overweighted allocation in financials also hurt relative returns.

Top 10 Countries

7/31/16

% of Total
Net Assets
U.K.	29.7%
Ireland	11.6%
France	7.1%
Finland	6.6%
U.S.	6.4%
Canada	6.0%
Spain	5.6%
Singapore	5.1%
Switzerland	4.7%
Japan	2.9%

In the industrials sector, U.K.-based staffing company PageGroup and Ireland-based building materials merchant Grafton Group were among the Fund’s largest detractors from relative performance. Investor concerns regarding a slowing

4. Not held by the Fund.
5. Not part of the index.

6. The industrials sector comprises air freight and logistics, building products, commercial services and supplies, construction and engineering, electrical equipment, machinery, marine, professional services, and trading companies and distributors in the SOI. The financials sector comprises capital markets, diversified financial services, insurance, real estate investment trusts (REITs), and real estate management and development in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and personal products in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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15

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

global economy and worries about the impact the Brexit would have on their respective businesses negatively impacted by companies. However, PageGroup has, in our opinion, limited U.K. exposure and we believe it may benefit from an uptick in hiring as the global economy continues to recover. Grafton stock price dropped due to concerns about its exposure to the U.K. housing market and a potential slowdown stemming from the economic uncertainty in the aftermath of the Brexit vote. Nonetheless, in our analysis, Grafton maintains a robust balance sheet, excellent market position and a strong management team. Moreover, we believe the company should continue to grow over the longer term despite any near-term disruptions related to the Brexit.

Top 10 Holdings

7/31/16

Company	% of Total
Sector/Industry, Country	Net Assets
Panalpina Welttransport Holding AG	4.7%
Air Freight & Logistics, Switzerland
Vesuvius PLC	4.1%
Machinery, U.K.
Green REIT PLC	3.9%
Real Estate Investment Trusts (REITs), Ireland
Amec Foster Wheeler PLC	3.7%
Energy Equipment & Services, U.K.
Kennedy Wilson Europe Real Estate PLC	3.6%
Diversified Financial Services, U.K.
Uponor OYJ	3.6%
Building Products, Finland
Lar Espana	3.5%
Real Estate Investment Trusts (REITs), Spain
Grafton Group PLC	3.4%
Trading Companies & Distributors, U.K.
Clarkson PLC	3.3%
Marine, U.K.
Fairfax Financial Holdings Ltd.	3.3%
Insurance, Canada

Also in industrials, fears about sluggish global growth and continued weakness in global trade impacted both U.K.-based shipping broker Clarkson and Greece-domiciled dry bulk shipper Diana Shipping5. Clarkson warned that 2016 earnings would weaken given the uncertainty surrounding the global economy, while Diana Shipping is contending with a weak commodity price environment and an overcapacity of ships. As the economy improves, trade increases and capacity is reduced, we expect both Clarkson and Diana Shipping to potentially benefit, given their leading market positions and strong industry track records. Diana has created value for decades by buying ships during cyclical downturns and then selling them in upcycles.

In financials, U.K.-based real estate companies Countrywide, a property broker, and Kennedy Wilson Europe Real Estate (KWE), a property investor, detracted from relative returns due to investor concerns about a potential slowdown in the U.K. real estate market following the Brexit. However, we continue to expect Countrywide to potentially benefit from a gradual normalization in housing transactions in the U.K. and believe KWE’s experienced management team may continue to find attractive commercial property investments across the region and may subsequently benefit from a real estate market recovery. In consumer staples, Aderans, a Japan-based wig and hairpiece manufacturer, detracted from relative performance. Aderans has been growing its business in Japan and, as a result, recovering market share lost to its leading competitor.

Other notable detractors from the Fund’s relative performance included U.K.-based rug retailer Carpetright and France-based recreational boat and leisure home manufacturer Beneteau. After showing improving results in recent quarters, Carpetright’s stock price declined following the Brexit due to concerns that resulting economic weakness would undermine the U.K. housing market recovery. Conversely, we believe Beneteau is a market leader in every segment it operates in and is an innovator with a strong brand name and distribution network.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

16 Annual Report

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Thank you for your continued participation in Franklin
International Small Cap Growth Fund. We look forward to
serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Performance Summary as of July 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/16	7/31/15		Change
A (FINAX)	$17.55	$19.92	-$	2.37
C (FCSMX)	$17.32	$19.60	-$	2.28
R (FISDX)	$17.56	$19.88	-$	2.32
R6 (FCAPX)	$17.61	$20.03	-$	2.42
Advisor (FKSCX)	$17.59	$20.00	-$	2.41

Distributions[1] (8/1/15–7/31/16)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.2445	$0.0111		$0.3621	$0.6177
C	$0.0339	$0.0111		$0.3621	$0.4071
R	$0.1412	$0.0111		$0.3621	$0.5144
R6	$0.3524	$0.0111		$0.3621	$0.7256
Advisor	$0.3185	$0.0111		$0.3621	$0.6917

See page 22 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 7/31/16

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (6/30/16)[5]	Operating Expenses[6]
A					1.36%
1-Year	-8.93%	-14.17%	$8,583	-14.43%
5-Year	+38.87%	+5.53%	$13,088	+4.43%
Since Inception (5/15/08)	+57.25%	+4.91%	$14,820	+4.63%
C					2.08%
1-Year	-9.66%	-10.54%	$8,946	-10.80%
5-Year	+33.88%	+6.01%	$13,388	+4.90%
Since Inception (5/15/08)	+48.59%	+4.94%	$14,859	+4.67%
R					1.62%
1-Year	-9.20%	-9.20%	$9,080	-9.47%
5-Year	+37.13%	+6.52%	$13,714	+5.40%
Since Inception (5/15/08)	+54.15%	+5.41%	$15,415	+5.14%
R6					0.99%
1-Year	-8.61%	-8.61%	$9,139	-8.90%
3-Year	+5.23%	+1.71%	$10,523	+3.62%
Since Inception (5/1/13)	+12.57%	+3.71%	$11,257	+2.97%
Advisor					1.12%
1-Year	-8.74%	-8.74%	$9,126	-9.02%
5-Year	+40.63%	+7.06%	$14,063	+5.95%
10-Year	+97.73%	+7.06%	$19,773	+6.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 22 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

Class R (5/15/08–7/31/16)

Class R (5/15/08–7/31/16)

$20,000
$15,000
$10,000
$5,000
$0
5/08
7/10
7/12
7/14
7/16
$15,415
$13,839
Franklin International Small Cap Growth Fund
MSCI EAFE Small Cap Index[7]

Average Annual Total Return

Class R	7/31/16
1-Year	-9.20%
5-Year	+6.52%
Since Inception (5/15/08)	+5.41%

Class R6 (5/1/13–7/31/16)

$13,000
$12,000
$11,000
$10,000
$9,000
5/13
7/14
7/15
7/16
$12,459
$11,257
Franklin International Small Cap Growth Fund
MSCI EAFE Small Cap Index[7]

Average Annual Total Return

Class R6	7/31/16
1-Year	-8.61%
3-Year	+1.71%
Since Inception (5/1/13)	+3.71%

See page 22 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. The Fund is intended for long-term investors who are comfortable with fluctuation inthevalue of their investment, especially over the short term. Smaller, relatively new and/or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Investments in emerging markets involve heightened risks relating to the same factors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in the report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI EAFE Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of small cap equity securities of global developed markets excluding the U.S. and Canada.
See www.franklintempletondatasource.com for additional data provider information.

22 Annual Report

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1	.	Divide your account value by $1,000.
If an account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6.
2	.	Multiply the result by the number under the heading
“Expenses Paid During Period.”
If Expenses Paid During Period were $7.50,
then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/16	Value 7/31/16	Period* 2/1/16–7/31/16
A
Actual	$1,000	$1,009.20	$7.04
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.07
C
Actual	$1,000	$1,005.20	$10.92
Hypothetical (5% return before expenses)	$1,000	$1,013.97	$10.97
R
Actual	$1,000	$1,007.50	$8.29
Hypothetical (5% return before expenses)	$1,000	$1,016.61	$8.32
R6
Actual	$1,000	$1,010.90	$4.95
Hypothetical (5% return before expenses)	$1,000	$1,019.94	$4.97
Advisor
Actual	$1,000	$1,009.80	$5.80
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$5.82

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.41%; C: 2.19%; R: 1.66%;
R6: 0.99%; and Advisor: 1.16%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin International Growth Fund
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.16	$11.40	$10.45	$9.11	$9.86
Income from investment operations[a]:
Net investment income[b]	0.03	0.06	0.05	0.10	0.12
Net realized and unrealized gains (losses)	(0.12)	(0.20)	0.95	1.33	(0.77)
Total from investment operations	(0.09)	(0.14)	1.00	1.43	(0.65)
Less distributions from:
Net investment income	(—)[c]	(0.03)	(0.05)	(0.09)	(0.10)
Net realized gains	—	(0.07)	—	—	—
Total distributions	(—)[c]	(0.10)	(0.05)	(0.09)	(0.10)
Net asset value, end of year.	$11.07	$11.16	$11.40	$10.45	$9.11

Total return[d]	(0.80)%	(1.13)%	9.56%	15.69%	(6.46)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.65%	1.72%	1.70%	1.52%	1.69%
Expenses net of waiver and payments by affiliates	1.44%[e]	1.49%	1.49%[e]	1.49%	1.52%
Net investment income	0.25%	0.61%	0.48%	1.07%	1.46%

Supplemental data
Net assets, end of year (000’s)	$169,994	$182,825	$179,862	$34,466	$17,966
Portfolio turnover rate	27.27%	47.52%	29.63%	26.06%	28.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.94	$11.22	$10.31	$9.00	$9.73
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.01)	(0.02)	0.02	0.05
Net realized and unrealized gains (losses)	(0.12)	(0.20)	0.93	1.32	(0.74)
Total from investment operations	(0.17)	(0.21)	0.91	1.34	(0.69)
Less distributions from:
Net investment income	—	—	—	(0.03)	(0.04)
Net realized gains	—	(0.07)	—	—	—
Total distributions	—	(0.07)	—	(0.03)	(0.04)
Net asset value, end of year.	$10.77	$10.94	$11.22	$10.31	$9.00

Total return[c]	(1.55)%	(1.84)%	8.83%	14.88%	(7.08)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.40%	2.42%	2.40%	2.22%	2.35%
Expenses net of waiver and payments by affiliates	2.19%[d]	2.19%	2.19%[d]	2.19%	2.18%
Net investment income (loss)	(0.50)%	(0.09)%	(0.22)%	0.37%	0.80%

Supplemental data
Net assets, end of year (000’s)	$6,773	$7,179	$5,977	$4,032	$2,545
Portfolio turnover rate	27.27%	47.52%	29.63%	26.06%	28.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.15	$11.38	$10.41	$9.08	$9.83
Income from investment operations[a]:
Net investment income (loss)[b]	(—)[c]	0.04	0.03	0.07	0.14
Net realized and unrealized gains (losses)	(0.12)	(0.19)	0.95	1.33	(0.81)
Total from investment operations	(0.12)	(0.15)	0.98	1.40	(0.67)
Less distributions from:
Net investment income	(0.01)	(0.01)	(0.01)	(0.07)	(0.08)
Net realized gains	—	(0.07)	—	—	—
Total distributions	(0.01)	(0.08)	(0.01)	(0.07)	(0.08)
Net asset value, end of year.	$11.02	$11.15	$11.38	$10.41	$9.08

Total return	(1.10)%	(1.31)%	9.44%	15.47%	(6.79)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.90%	1.92%	1.90%	1.72%	1.85%
Expenses net of waiver and payments by affiliates	1.69%[d]	1.69%	1.69%[d]	1.69%	1.68%
Net investment income (loss)	(—)%[e]	0.41%	0.28%	0.87%	1.30%

Supplemental data
Net assets, end of year (000’s)	$295	$363	$222	$274	$150
Portfolio turnover rate	27.27%	47.52%	29.63%	26.06%	28.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.
eRounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.25	$11.48	$10.48	$10.56
Income from investment operations[b]:
Net investment income[c]	0.07	0.15	0.11	0.07
Net realized and unrealized gains (losses)	(0.12)	(0.23)	0.94	(0.15)
Total from investment operations	(0.05)	(0.08)	1.05	(0.08)
Less distributions from:
Net investment income.	(0.05)	(0.08)	(0.05)	—
Net realized gains	—	(0.07)	—	—
Total distributions	(0.05)	(0.15)	(0.05)	—
Net asset value, end of year	$11.15	$11.25	$11.48	$10.48

Total return[d]	(0.39)%	(0.62)%	10.05%	(0.76)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.01%	1.02%	1.02%	1.13%
Expenses net of waiver and payments by affiliates	1.00%[f]	1.02%[g]	1.02%[f,g]	1.10%
Net investment income	0.69%	1.08%	0.95%	1.45%

Supplemental data
Net assets, end of year (000’s)	$122,862	$137,950	$29,132	$22,296
Portfolio turnover rate	27.27%	47.52%	29.63%	26.06%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.24	$11.47	$10.48	$9.13	$9.89
Income from investment operations[a]:
Net investment income[b]	0.05	0.10	0.09	0.13	0.17
Net realized and unrealized gains (losses)	(0.12)	(0.20)	0.95	1.33	(0.80)
Total from investment operations	(0.07)	(0.10)	1.04	1.46	(0.63)
Less distributions from:
Net investment income	(0.04)	(0.06)	(0.05)	(0.11)	(0.13)
Net realized gains	—	(0.07)	—	—	—
Total distributions	(0.04)	(0.13)	(0.05)	(0.11)	(0.13)
Net asset value, end of year.	$11.13	$11.24	$11.47	$10.48	$9.13

Total return	(0.62)%	(0.76)%	9.91%	16.04%	(6.19)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.40%	1.42%	1.40%	1.22%	1.35%
Expenses net of waiver and payments by affiliates	1.19%[c]	1.19%	1.19%[c]	1.19%	1.18%
Net investment income	0.50%	0.91%	0.78%	1.37%	1.80%

Supplemental data
Net assets, end of year (000’s)	$110,441	$126,130	$97,134	$74,240	$48,549
Portfolio turnover rate	27.27%	47.52%	29.63%	26.06%	28.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2016
Franklin International Growth Fund
	Country	Shares	Value
Common Stocks 98.6%
Aerospace & Defense 3.0%
MTU Aero Engines AG.	Germany	120,000	$12,257,289
Auto Components 3.2%
Delphi Automotive PLC	United Kingdom	190,000	12,885,800
Banks 3.2%
[a,b] Irish Bank Resolution Corp. Ltd	Ireland	11,500	—
KBC Groep NV	Belgium	250,000	12,987,329
			12,987,329
Biotechnology 5.6%
[a] Alkermes PLC	United States	280,000	13,972,000
CSL Ltd	Australia	100,000	8,962,100
			22,934,100
Capital Markets 5.0%
Azimut Holding SpA.	Italy	630,000	9,899,035
CI Financial Corp	Canada	520,000	10,639,988
			20,539,023
Chemicals 6.3%
Symrise AG	Germany	160,000	11,272,057
Umicore SA	Belgium	255,000	14,744,620
			26,016,677
Diversified Consumer Services 2.2%
[a] TAL Education Group, ADR	China	150,000	9,031,500
Diversified Financial Services 1.9%
[a] Deutsche Boerse AG	Germany	95,000	7,941,311
Energy Equipment & Services 2.0%
Amec Foster Wheeler PLC	United Kingdom	1,350,000	7,963,696
Health Care Equipment & Supplies 5.3%
Cochlear Ltd	Australia	95,000	9,576,801
GN Store Nord A/S	Denmark	650,000	12,275,206
			21,852,007
Hotels, Restaurants & Leisure 2.4%
Whitbread PLC	United Kingdom	195,000	9,955,264
Household Products 2.6%
Reckitt Benckiser Group PLC	United Kingdom	108,000	10,461,571
Internet & Catalog Retail 4.9%
Start Today Co. Ltd	Japan	155,000	7,439,878
[a] Vipshop Holdings Ltd., ADR	China	880,000	12,522,400
			19,962,278
Internet Software & Services 2.2%
MercadoLibre Inc	Argentina	60,000	9,184,800
IT Services 2.7%
[a] Worldpay Group PLC	United Kingdom	2,800,000	10,868,298
Machinery 4.6%
GEA Group AG	Germany	175,000	9,335,594
Weir Group PLC	United Kingdom	500,000	9,690,608
			19,026,202

30 Annual Report

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin International Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Media 1.8%
ITV PLC	United Kingdom	2,800,000	$7,260,349
Multiline Retail 2.7%
Dollarama Inc	Canada	150,000	11,101,656
Pharmaceuticals 8.5%
Hikma Pharmaceuticals PLC	Jordan	300,000	10,453,950
Roche Holding AG.	Switzerland	48,000	12,257,532
Santen Pharmaceutical Co. Ltd	Japan	730,000	12,278,102
			34,989,584
Professional Services 6.0%
Experian PLC	United Kingdom	650,000	12,700,981
SGS SA	Switzerland	5,400	11,951,094
			24,652,075
Road & Rail 2.9%
DSV A/S	Denmark	270,000	12,015,144
Semiconductors & Semiconductor Equipment 4.2%
ARM Holdings PLC	United Kingdom	780,000	17,253,384
Software 8.4%
[a] Check Point Software Technologies Ltd	Israel	142,000	10,916,960
The Sage Group PLC	United Kingdom	1,400,000	13,196,426
SAP SE	Germany	120,000	10,515,252
			34,628,638
Textiles, Apparel & Luxury Goods 2.0%
Luxottica Group SpA	Italy	170,000	8,247,184
Trading Companies & Distributors 5.0%
[a] Noble Group Ltd	Hong Kong	55,000,000	6,648,261
Wolseley PLC	United Kingdom	250,000	13,920,741
			20,569,002
Total Common Stocks (Cost $373,069,005)			404,584,161

Short Term Investments (Cost $5,411,318) 1.3%
Money Market Funds 1.3%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	United States	5,411,318	5,411,318
Total Investments (Cost $378,480,323) 99.9%			409,995,479
Other Assets, less Liabilities 0.1%			368,738
Net Assets 100.0%			$410,364,217

See Abbreviations on page 54.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSee Note 3(f) regarding investments in affiliated management investment companies.

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The accompanying notes are an integral part of these financial statements. | Annual Report 31

FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin International Small Cap Growth Fund
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.92	$22.23	$19.70	$14.38	$16.31
Income from investment operations[a]:
Net investment income[b]	0.22	0.19	0.19	0.18	0.25
Net realized and unrealized gains (losses)	(1.98)	(0.48)	2.65	5.94	(1.48)
Total from investment operations	(1.76)	(0.29)	2.84	6.12	(1.23)
Less distributions from:
Net investment income	(0.24)	(0.29)	(0.11)	(0.19)	(0.20)
Net realized gains	(0.37)	(1.73)	(0.20)	(0.61)	(0.50)
Total distributions	(0.61)	(2.02)	(0.31)	(0.80)	(0.70)
Net asset value, end of year.	$17.55	$19.92	$22.23	$19.70	$14.38

Total return[c]	(8.93)%	(0.17)%	14.48%	43.69%	(7.14)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.38%	1.36%	1.36%	1.46%	1.49%
Expenses net of waiver and payments by affiliates	1.38%[d]	1.36%[d]	1.36%[d]	1.40%[d]	1.24%
Net investment income	1.14%	0.98%	0.89%	1.03%	1.72%

Supplemental data
Net assets, end of year (000’s)	$169,943	$212,890	$257,568	$232,712	$166,577
Portfolio turnover rate	21.93%	24.20%	16.08%	22.81%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

32 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.60	$21.94	$19.51	$14.25	$16.13
Income from investment operations[a]:
Net investment income[b]	0.07	0.05	0.02	0.05	0.14
Net realized and unrealized gains (losses)	(1.95)	(0.47)	2.63	5.90	(1.45)
Total from investment operations	(1.88)	(0.42)	2.65	5.95	(1.31)
Less distributions from:
Net investment income	(0.03)	(0.19)	(0.02)	(0.08)	(0.07)
Net realized gains	(0.37)	(1.73)	(0.20)	(0.61)	(0.50)
Total distributions	(0.40)	(1.92)	(0.22)	(0.69)	(0.57)
Net asset value, end of year.	$17.32	$19.60	$21.94	$19.51	$14.25

Total return[c]	(9.66)%	(0.86)%	13.59%	42.74%	(7.81)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.15%	2.08%	2.11%	2.16%	2.20%
Expenses net of waiver and payments by affiliates	2.15%[d]	2.08%[d]	2.11%[d]	2.10%[d]	1.95%
Net investment income	0.37%	0.26%	0.14%	0.33%	1.01%

Supplemental data
Net assets, end of year (000’s)	$22,699	$30,067	$35,484	$29,786	$14,278
Portfolio turnover rate	21.93%	24.20%	16.08%	22.81%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 33

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.88	$22.19	$19.65	$14.35	$16.29
Income from investment operations[a]:
Net investment income[b]	0.17	0.15	0.12	0.13	0.22
Net realized and unrealized gains (losses)	(1.98)	(0.48)	2.66	5.94	(1.48)
Total from investment operations	(1.81)	(0.33)	2.78	6.07	(1.26)
Less distributions from:
Net investment income	(0.14)	(0.25)	(0.04)	(0.16)	(0.18)
Net realized gains	(0.37)	(1.73)	(0.20)	(0.61)	(0.50)
Total distributions	(0.51)	(1.98)	(0.24)	(0.77)	(0.68)
Net asset value, end of year.	$17.56	$19.88	$22.19	$19.65	$14.35

Total return	(9.20)%	(0.41)%	14.17%	43.40%	(7.37)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.64%	1.62%	1.62%	1.66%	1.70%
Expenses net of waiver and payments by affiliates	1.64%[c]	1.62%[c]	1.62%[c]	1.60%[c]	1.45%
Net investment income	0.88%	0.72%	0.63%	0.83%	1.51%

Supplemental data
Net assets, end of year (000’s)	$4,735	$6,193	$9,320	$120,877	$9,755
Portfolio turnover rate	21.93%	24.20%	16.08%	22.81%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

34 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.03	$22.32	$19.78	$18.49
Income from investment operations[b]:
Net investment income[c]	0.30	0.27	0.28	0.09
Net realized and unrealized gains (losses)	(2.00)	(0.48)	2.65	1.20
Total from investment operations	(1.70)	(0.21)	2.93	1.29
Less distributions from:
Net investment income.	(0.35)	(0.35)	(0.19)	—
Net realized gains	(0.37)	(1.73)	(0.20)	—
Total distributions	(0.72)	(2.08)	(0.39)	—
Net asset value, end of year	$17.61	$20.03	$22.32	$19.78

Total return[d]	(8.61)%	0.22%	14.89%	6.98%

Ratios to average net assets[e]
Expenses[f]	0.99%	0.99%	1.00%	1.01%
Net investment income	1.53%	1.35%	1.25%	1.42%

Supplemental data
Net assets, end of year (000’s)	$383,411	$387,070	$359,449	$220,507
Portfolio turnover rate	21.93%	24.20%	16.08%	22.81%

aFor the period May 1, 2013 (effective date) to July 31, 2013, for Class R6.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 35

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.00	$22.30	$19.77	$14.43	$16.36
Income from investment operations[a]:
Net investment income[b]	0.25	0.24	0.25	0.23	0.29
Net realized and unrealized gains (losses)	(1.97)	(0.48)	2.65	5.95	(1.48)
Total from investment operations	(1.72)	(0.24)	2.90	6.18	(1.19)
Less distributions from:
Net investment income	(0.32)	(0.33)	(0.17)	(0.23)	(0.24)
Net realized gains	(0.37)	(1.73)	(0.20)	(0.61)	(0.50)
Total distributions	(0.69)	(2.06)	(0.37)	(0.84)	(0.74)
Net asset value, end of year.	$17.59	$20.00	$22.30	$19.77	$14.43

Total return	(8.74)%	0.09%	14.74%	44.06%	(6.87)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.14%	1.12%	1.12%	1.16%	1.20%
Expenses net of waiver and payments by affiliates	1.14%[c]	1.12%[c]	1.12%[c]	1.10%[c]	0.95%
Net investment income	1.38%	1.22%	1.13%	1.33%	2.01%

Supplemental data
Net assets, end of year (000’s)	$827,351	$1,300,759	$1,223,532	$826,218	$376,590
Portfolio turnover rate	21.93%	24.20%	16.08%	22.81%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

36 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2016
Franklin International Small Cap Growth Fund
	Country	Shares	Value

Common Stocks 98.0%
Air Freight & Logistics 4.7%
Panalpina Welttransport Holding AG	Switzerland	484,630	$65,604,061
Beverages 2.5%
C&C Group PLC	Ireland	8,596,730	34,624,623
Building Products 3.6%
Uponor OYJ	Finland	2,703,648	50,216,698
Capital Markets 6.0%
ARA Asset Management Ltd	Singapore	46,734,622	46,030,220
[a] Fairfax India Holdings Corp	Canada	3,810,600	38,334,636
			84,364,856
Commercial Services & Supplies 7.0%
Elis SA	France	2,564,960	46,293,510
ISS A/S	Denmark	742,100	28,608,774
[a] Serco Group PLC	United Kingdom	15,021,756	23,768,145
			98,670,429
Construction & Engineering 1.3%
[b] Morgan Sindall Group PLC	United Kingdom	2,498,900	19,108,215
Distributors 2.4%
[b] Headlam Group PLC	United Kingdom	5,372,888	33,550,052
Diversified Consumer Services 1.2%
New Oriental Education & Technology Group Inc., ADR	China	398,860	17,573,772
Diversified Financial Services 3.6%
Kennedy Wilson Europe Real Estate PLC	United Kingdom	3,897,800	51,308,113
Electrical Equipment 2.9%
Prysmian SpA	Italy	1,726,129	40,355,424
Energy Equipment & Services 3.7%
Amec Foster Wheeler PLC.	United Kingdom	8,744,862	51,586,236
Food & Staples Retailing 2.3%
Sligro Food Group NV	Netherlands	848,974	32,353,089
Hotels, Restaurants & Leisure 2.5%
[a] Dalata Hotel Group PLC	Ireland	8,042,958	34,785,140
Insurance 11.6%
[a] Arch Capital Group Ltd	United States	599,907	43,571,245
Euler Hermes Group	France	329,241	27,224,125
Fairfax Financial Holdings Ltd	Canada	87,000	46,688,800
RenaissanceRe Holdings Ltd	United States	394,700	46,385,144
			163,869,314
IT Services 2.0%
[a] Paysafe Group PLC	Isle of Man	5,654,566	28,875,532
Leisure Products 1.9%
Beneteau S.A	France	2,721,600	27,282,473
Machinery 9.2%
Valmet OYJ	Finland	3,229,980	42,160,880
Vesuvius PLC.	United Kingdom	11,877,930	57,827,177
Zardoya Otis SA	Spain	2,884,635	28,304,297
Zardoya Otis SA (interim line)	Spain	107,873	1,058,459
			129,350,813

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Annual Report

37

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin International Small Cap Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Marine 4.8%
[b] Clarkson PLC	United Kingdom	1,929,420	$47,043,056
[a,b] Diana Shipping Inc	Greece	7,909,500	20,564,700
			67,607,756
Media 1.7%
ASATSU-DK Inc	Japan	1,019,800	24,125,160
Metals & Mining 1.8%
Straits Trading Co. Ltd	Singapore	17,186,300	25,647,366
Personal Products 1.2%
[b] Aderans Co. Ltd	Japan	3,568,500	16,394,441
Professional Services 3.5%
PageGroup PLC	United Kingdom	7,987,070	35,735,882
SThree PLC	United Kingdom	4,198,260	14,287,891
			50,023,773
Real Estate Investment Trusts (REITs) 10.2%
Green REIT PLC	Ireland	33,328,081	54,676,833
[b] Irish Residential Properties REIT PLC	Ireland	31,125,000	39,305,633
[b] Lar Espana Real Estate Socimi SA	Spain	4,593,500	33,213,526
[b] Lar Espana Real Estate Socimi SA (interim line)	Spain	2,271,510	16,424,264
			143,620,256
Real Estate Management & Development 1.6%
Countrywide PLC	United Kingdom	5,111,880	16,771,648
Hang Lung Group Ltd	Hong Kong	1,697,600	5,492,506
			22,264,154
Specialty Retail 1.4%
[a,b] Carpetright PLC	United Kingdom	6,064,925	19,236,562
Trading Companies & Distributors 3.4%
Grafton Group PLC (units consisting of A shares and C shares)	United Kingdom	6,542,832	48,342,862
Total Common Stocks (Cost $1,453,505,494)			1,380,741,170

		Principal
		Amount*
Short Term Investments 2.3%
Time Deposits 2.3%
National Australia Bank, 0.28%, 8/01/16	Australia	$24,000,000	24,000,000
Royal Bank of Canada, 0.25%, 8/01/16	United States	7,800,000	7,800,000
Total Time Deposits (Cost $31,800,000)			31,800,000
Total Investments (Cost $1,485,305,494) 100.3%			1,412,541,170
Other Assets, less Liabilities (0.3)%			(4,401,713)
Net Assets 100.0%			$1,408,139,457

38 Annual Report | The accompanying notes are an integral part of these financial statements.

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See Abbreviations on page 54.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.

FRANKLIN GLOBAL TRUST

Financial Statements

Statements of Assets and Liabilities
July 31, 2016

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$373,069,005	$1,116,091,294
Cost - Non-controlled affiliates (Notes 3f and 8)	5,411,318	369,214,200
Total cost of investments.	$378,480,323	$1,485,305,494
Value - Unaffiliated issuers	$404,584,161	$1,167,700,721
Value - Non-controlled affiliates (Notes 3f and 8)	5,411,318	244,840,449
Total value of investments.	409,995,479	1,412,541,170
Cash	—	103,011
Foreign currency, at value (cost $— and $25,430)	—	25,556
Receivables:
Investment securities sold	—	8,657,257
Capital shares sold	176,971	453,453
Dividends	774,912	1,875,919
European Union tax reclaims.	41,252	477,558
Affiliates	99,912	—
Other assets	160	711
Total assets.	411,088,686	1,424,134,635
Liabilities:
Payables:
Investment securities purchased	—	13,079,951
Capital shares redeemed	325,677	1,358,746
Management fees	319,006	1,128,903
Distribution fees.	40,911	55,050
Transfer agent fees	—	257,015
Accrued expenses and other liabilities	38,875	115,513
Total liabilities	724,469	15,995,178
Net assets, at value	$410,364,217	$1,408,139,457
Net assets consist of:
Paid-in capital	$395,919,017	$1,406,213,859
Undistributed net investment income	1,846,670	1,826,502
Net unrealized appreciation (depreciation)	31,506,858	(72,901,269)
Accumulated net realized gain (loss)	(18,908,328)	73,000,365
Net assets, at value	$410,364,217	$1,408,139,457

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
July 31, 2016

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Class A:
Net assets, at value	$169,993,699	$169,942,842
Shares outstanding	15,358,067	9,684,946
Net asset value per share[a]	$11.07	$17.55
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.75	$18.62
Class C:
Net assets, at value	$6,772,571	$22,698,946
Shares outstanding	628,615	1,310,755
Net asset value and maximum offering price per share[a]	$10.77	$17.32
Class R:
Net assets, at value	$294,706	$4,735,472
Shares outstanding	26,735	269,656
Net asset value and maximum offering price per share.	$11.02	$17.56
Class R6:
Net assets, at value	$122,861,887	$383,411,395
Shares outstanding	11,018,551	21,772,240
Net asset value and maximum offering price per share.	$11.15	$17.61
Advisor Class:
Net assets, at value	$110,441,354	$827,350,802
Shares outstanding	9,920,554	47,031,977
Net asset value and maximum offering price per share.	$11.13	$17.59

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

40 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended July 31, 2016

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$7,041,018	$36,052,704
Non-controlled affiliates (Note 8)	—	7,369,028
Interest	418	66,072
Other income (Note 1c)	40,834	475,178
Total investment income	7,082,270	43,962,982
Expenses:
Management fees (Note 3a)	3,980,885	16,581,422
Distribution fees: (Note 3c)
Class A	422,079	462,828
Class C	66,564	267,957
Class R	1,695	27,115
Transfer agent fees: (Note 3e)
Class A	653,727	287,805
Class C	25,797	39,949
Class R	1,328	8,126
Class R6	419	514
Advisor Class	459,703	1,674,064
Custodian fees (Note 4)	46,093	231,623
Reports to shareholders	25,610	77,574
Registration and filing fees	92,743	160,722
Professional fees	52,046	110,407
Trustees’ fees and expenses	15,272	64,416
Other	20,394	35,522
Total expenses	5,864,355	20,030,044
Expense reductions (Note 4)	(12)	(619)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(627,122)	—
Net expenses	5,237,221	20,029,425
Net investment income	1,845,049	23,933,557
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,141,353)	101,245,205
Non-controlled affiliates (Note 8)	—	(1,671,205)
Foreign currency transactions	5,048	(441,419)
Net realized gain (loss)	(4,136,305)	99,132,581
Net change in unrealized appreciation (depreciation) on:
Investments	(3,212,423)	(292,062,547)
Translation of other assets and liabilities
denominated in foreign currencies	26,883	(19,527)
Net change in unrealized appreciation (depreciation)	(3,185,540)	(292,082,074)
Net realized and unrealized gain (loss)	(7,321,845)	(192,949,493)
Net increase (decrease) in net assets resulting from operations	$(5,476,796)	$(169,015,936)

[a]Foreign taxes withheld on dividends	$511,886	$2,445,372

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Year Ended July 31,		Year Ended July 31,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,845,049	$2,568,270	$23,933,557	$21,589,885
Net realized gain (loss)	(4,136,305)	(16,073,620)	99,132,581	72,307,244
Net change in unrealized appreciation (depreciation)	(3,185,540)	7,258,342	(292,082,074)	(94,006,113)
Net increase (decrease) in net assets resulting from
operations	(5,476,796)	(6,247,008)	(169,015,936)	(108,984)
Distributions to shareholders from:
Net investment income:
Class A	(19,599)	(559,559)	(2,548,731)	(3,103,197)
Class C	—	—	(49,994)	(290,738)
Class R	(243)	(127)	(41,028)	(85,742)
Class R6	(635,959)	(33,485)	(7,578,966)	(5,783,528)
Advisor Class	(463,438)	(706,064)	(20,608,922)	(17,433,391)
Net realized gains:
Class A	—	(1,094,749)	(3,890,324)	(18,341,270)
Class C	—	(36,330)	(550,381)	(2,618,898)
Class R	—	(1,413)	(108,438)	(596,708)
Class R6	—	(29,123)	(8,026,305)	(28,814,214)
Advisor Class	—	(753,627)	(24,148,351)	(90,782,393)
Total distributions to shareholders	(1,119,239)	(3,214,477)	(67,551,440)	(167,850,079)
Capital share transactions: (Note 2)
Class A	(10,690,485)	6,542,877	(17,999,696)	(19,708,559)
Class C	(239,793)	1,387,807	(3,969,619)	(1,892,510)
Class R	(64,088)	149,936	(769,612)	(2,279,156)
Class R6	(13,351,970)	111,559,370	45,508,976	61,632,530
Advisor Class	(13,140,557)	31,940,817	(315,042,616)	181,833,650
Total capital share transactions	(37,486,893)	151,580,807	(292,272,567)	219,585,955
Net increase (decrease) in net assets	(44,082,928)	142,119,322	(528,839,943)	51,626,892
Net assets:
Beginning of year	454,447,145	312,327,823	1,936,979,400	1,885,352,508
End of year.	$410,364,217	$454,447,145	$1,408,139,457	$1,936,979,400
Undistributed net investment income included in net assets:
End of year.	$1,846,670	$1,115,813	$1,826,502	$8,749,254

42 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin International Small Cap Growth Fund was closed to new investors with limited exceptions effective June 3, 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invests. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, certain or all Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its

44 Annual Report

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

technical merits. As of July 31, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At July 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended July 31, 2016
Shares sold	2,126,119	$22,225,883	844,211	$15,571,525
Shares issued in reinvestment of distributions	537	5,630	342,934	6,292,827
Shares redeemed	(3,148,867)	(32,921,998)	(2,188,320)	(39,864,048)
Net increase (decrease)	(1,022,211)	$(10,690,485)	(1,001,175)	$(17,999,696)
Year ended July 31, 2015
Shares sold	3,542,988	$39,270,767	1,385,196	$27,070,227
Shares issued in reinvestment of distributions	41,861	430,752	1,186,622	21,003,206
Shares redeemed	(2,987,861)	(33,158,642)	(3,471,808)	(67,781,992)
Net increase (decrease)	596,988	$6,542,877	(899,990)	$(19,708,559)
Class C Shares:
Year ended July 31, 2016
Shares sold	180,338	$1,844,832	76,096	$1,398,430
Shares issued in reinvestment of distributions	—	—	31,063	565,353
Shares redeemed	(207,695)	(2,084,625)	(330,816)	(5,933,402)
Net increase (decrease)	(27,357)	$(239,793)	(223,657)	$(3,969,619)
Year ended July 31, 2015
Shares sold	264,704	$2,936,047	115,517	$2,248,839
Shares issued in reinvestment of distributions	3,580	36,263	157,106	2,747,790
Shares redeemed	(145,230)	(1,584,503)	(355,722)	(6,889,139)
Net increase (decrease)	123,054	$1,387,807	(83,099)	$(1,892,510)
Class R Shares:
Year ended July 31, 2016
Shares sold	7,433	$77,410	42,617	$782,563
Shares issued in reinvestment of distributions	23	244	8,123	149,466
Shares redeemed	(13,299)	(141,742)	(92,615)	(1,701,641)
Net increase (decrease)	(5,843)	$(64,088)	(41,875)	$(769,612)
Year ended July 31, 2015
Shares sold	15,670	$179,041	67,056	$1,322,293
Shares issued in reinvestment of distributions	150	1,540	38,578	682,450
Shares redeemed	(2,780)	(30,645)	(214,071)	(4,283,899)
Net increase (decrease)	13,040	$149,936	(108,437)	$(2,279,156)

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NOTES TO FINANCIAL STATEMENTS

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended July 31, 2016
Shares sold	868,195	$8,780,940	4,556,506	$84,758,875
Shares issued in reinvestment of distributions	58,126	612,647	845,547	15,532,698
Shares redeemed	(2,170,008)	(22,745,557)	(2,956,009)	(54,782,597)
Net increase (decrease)	(1,243,687)	$(13,351,970)	2,446,044	$45,508,976
Year ended July 31, 2015
Shares sold	12,016,602	$137,428,678	2,340,760	$48,541,785
Shares issued in reinvestment of distributions	2	16	1,948,071	34,597,741
Shares redeemed	(2,290,941)	(25,869,324)	(1,067,515)	(21,506,996)
Net increase (decrease)	9,725,663	$111,559,370	3,221,316	$61,632,530
Advisor Class Shares:
Year ended July 31, 2016
Shares sold	2,405,030	$25,169,272	8,690,236	$159,644,505
Shares issued in reinvestment of distributions	2,228	23,461	2,273,840	41,770,430
Shares redeemed	(3,711,819)	(38,333,290)	(28,962,897)	(516,457,551)
Net increase (decrease)	(1,304,561)	$(13,140,557)	(17,998,821)	$(315,042,616)
Year ended July 31, 2015
Shares sold	6,836,693	$76,040,035	23,635,977	$455,113,062
Shares issued in reinvestment of distributions	88,125	911,216	5,783,456	102,656,340
Shares redeemed	(4,168,896)	(45,010,434)	(19,247,355)	(375,935,752)
Net increase (decrease)	2,755,922	$31,940,817	10,172,078	$181,833,650

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
a.	Management Fees

Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

For the year ended July 31, 2016, the effective investment management fee rate was 0.950% of the Fund’s average daily net assets.

Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.95% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin International Small Cap Growth Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Funds.

b. Administrative Fees

Under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on each of the Fund’s average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31 for each Fund.

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NOTES TO FINANCIAL STATEMENTS

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Reimbursement Plans:
Class A.	0.35%	0.35%
Compensation Plans:
Class C.	1.00%	1.00%
Class R.	0.50%	0.50%

The Board has set the current rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the
Funds’ shares for the year:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$20,547	$16,801
CDSC retained	$2,571	$1,720

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays
Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Transfer agent fees	$703,681	$901,356

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
f.	Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Franklin International Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	12,645,481	101,832,815	(109,066,978)	5,411,318	$5,411,318	$-	$-	0.0%[a]

[a]Rounds to less than 0.1%.

g. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin International Growth Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.19% and Class R6 does not exceed 1.00% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to December 1, 2015, the expenses for Class R6 were limited to 1.02%.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until November 30, 2016. For Franklin International Small Cap Growth Fund, there were no Class R6 transfer agent fees waived during the year ended July 31, 2016.

h. Other Affiliated Transactions

At July 31, 2016, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin
Franklin	International
International	Small Cap
Growth Fund	Growth Fund

18.4%	18.7%

i. Interfund Transactions

The Franklin International Small Cap Growth Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended July 31, 2016, the purchase and sale transactions aggregated $5,553,594 and $0, respectively.

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NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended July 31, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2016, the capital loss carryforwards were as follows:

Franklin
International
Growth Fund
Capital loss carryforwards:
Short term	$5,006,647
Long term	11,506,031
Total capital loss carryforwards	$16,512,678

The tax character of distributions paid during the years ended July 31, 2016 and 2015, was as follows:

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$1,119,239	$2,999,874	$31,919,909	$45,156,451
Long term capital gain	—	214,603	35,631,531	122,693,628
	$1,119,239	$3,214,477	$67,551,440	$167,850,079

At July 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Cost of investments	$380,875,974	$1,494,266,553

Unrealized appreciation	$73,681,872	$198,777,413
Unrealized depreciation	(44,562,367)	(280,502,796)
Net unrealized appreciation (depreciation)	$29,119,505	$(81,725,383)

Undistributed ordinary income.	$1,805,420	$81,783,847
Undistributed long term capital gains	—	1,511,474
Distributable earnings	$1,805,420	$83,295,321

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

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NOTES TO FINANCIAL STATEMENTS

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2016, were as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Purchases	$112,172,540	$370,393,650
Sales.	$143,549,240	$643,550,329

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for Franklin International Small Cap Growth Fund for the year ended July 31, 2016, were as shown below.

	Number of				Number of
	Shares Held				Shares			Realized
	at Beginning	Gross		Gross	Held at End	Value at	Investment	Capital
Name of Issuer	of Year	Additions		Reductions	of Year	End of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Aderans Co. Ltd	3,568,500	—		—	3,568,500	$16,394,441	$430,228	$—
Carpetright PLC	6,064,925	—		—	6,064,925	19,236,562	—	—
Clarkson PLC	691,200	1,238,220		—	1,929,420	47,043,056	1,455,133	—
Diana Shipping Inc	—	7,909,500		—	7,909,500	20,564,700	—	—
Green REIT PLC	38,429,481	—		(5,101,400)	33,328,081	—[a]	687,703	(1,671,205)
Headlam Group PLC	4,886,688	486,200		—	5,372,888	33,550,052	1,887,540	—
Irish Residential Properties
REIT PLC	11,125,000	20,000,000	[b]	—	31,125,000	39,305,633	414,786	—
Irish Residential Properties
REIT PLC, 144A	20,000,000	—		(20,000,000)[c]	—	—	745,683	—
Lar Espana Real Estate Socimi
SA	2,504,000	2,089,500	[b]	—	4,593,500	33,213,526	842,741	—
Lar Espana Real Estate Socimi
SA (interim line)	2,089,500	2,271,510		(2,089,500)[c]	2,271,510	16,424,264	—	—
Morgan Sindall Group PLC	1,839,400	659,500		—	2,498,900	19,108,215	905,214	—

Total Affiliated Securities (Value is 17.4% of Net Assets)	$244,840,449	$7,369,028	$(1,671,205)

[a]As of July 31, 2016, no longer an affiliate.
[b]Gross addition was the result of a corporate action.
[c]Gross reduction was the result of a corporate action.

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NOTES TO FINANCIAL STATEMENTS

9. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended July 31, 2016, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Franklin International Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$404,584,161	$—	$	—[b]	$404,584,161
Short Term Investments	5,411,318	—		—	5,411,318
Total Investments in Securities	$409,995,479	$—		$—	$409,995,479

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NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin International Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:
Machinery	$128,292,354	$1,058,459	$—	$129,350,813
Real Estate Investment Trusts (REITs)	127,195,992	16,424,264	—	143,620,256
All Other Equity Investments[a]	1,107,770,101	—	—	1,107,770,101
Short Term Investments	31,800,000	—	—	31,800,000
Total Investments in Securities	$1,395,058,447	$17,482,723	$—	$1,412,541,170

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes securities determined to have no value at July 31, 2016.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio

ADR American Depositary Receipt
REIT Real Estate Investment Trust

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Growth Fund and Franklin International Small Cap Growth Fund (separate portfolios of Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), Franklin International Small Cap Growth Fund hereby reports the maximum amount allowable but no less than $35,631,532 as a long term capital gain dividend for the fiscal year ended July 31, 2016.

Under Section 871(k)(2)(C) of the Code, Franklin International Small Cap Growth Fund hereby reports the maximum amount allowable but no less than $1,092,267 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2016:

Franklin
Franklin	International
International	Small Cap
Growth Fund	Growth Fund

$7,008,816	$33,980,683

Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2015, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 14, 2015, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Funds, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Franklin International Growth Fund
Class A	$0.0185	$0.0555	$0.0457
Class C	$0.0185	$0.0000	$0.0000
Class R	$0.0185	$0.0611	$0.0503
Class R6	$0.0185	$0.1069	$0.0879
Advisor Class	$0.0185	$0.0922	$0.0758

Franklin International Small Cap Growth Fund
Class A	$0.0314	$0.2041	$0.1348
Class C	$0.0314	$0.0565	$0.0373
Class R	$0.0314	$0.1241	$0.0820
Class R6	$0.0314	$0.2809	$0.1855
Advisor Class	$0.0314	$0.2579	$0.1702

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

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TAX INFORMATION (UNAUDITED)

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and Since 2010		Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President Since May 2016		Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President Since 2000		Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Funds). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared the Funds’ investment performance and expenses with those of other funds deemed comparable to the Funds as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and

Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Funds’ portfolio management team, the number of accounts managed and general method of compensation. In this latter

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respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for each Fund showed the investment performance of the largest share class of the particular Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2015, and for additional periods ended that date depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin International Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional international multi-cap growth funds as selected by Lipper. The Broadridge report showed the total return of the Fund’s Class A shares to be in the middle performing quintile of its performance universe in 2015, and on an annualized basis to be in the lowest-performing quintile of such universe for the previous three-year period and in the middle performing quintile for the previous five-year period. The Fund has been in operation less than 10 years. The Board noted that, in 2014, a new lead portfolio manager was named to the Fund and, in light of the improvements in Fund performance, the Board found the Fund’s comparative performance as shown in the Broadridge report to be acceptable.

Franklin International Small Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional international small-mid-cap growth funds as selected by Lipper. The Broadridge report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the middle performing quintile of such performance universe, and on an annualized basis to also be in the middle performing quintile of such universe during the previous three-year period, and in the highest performing quintile for the previous five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Broadridge report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Funds having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the fund as being part of the management fee. The contractual investment management fee rate for Franklin International Small Cap Growth Fund was 0.4 basis points below the median of its Lipper expense group and its actual total expense ratio was at the median of its expense group. The Board was satisfied with the comparative expenses of such Fund. The contractual investment management fee rate for Franklin International Growth Fund was within six basis points of the median of its Lipper expense group and its actual total expense ratio was approximately eight

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basis points above the median of its Lipper expense group. The Board found such expenses to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or was being subsidized through a fee waiver, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the management contract for Franklin International Growth Fund contains breakpoints which continue to asset levels that exceed the present size of this Fund. The Board believed that to the extent economies of scale may be realized in the management of this Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time. The fee structure under the investment management agreement for Franklin International Small Cap Growth Fund provides a flat fee of 0.95% of net assets at all asset levels. In view of the nature of this Fund, as well as the fact that its expenses had been historically subsidized by management fee waivers, the Board felt it was unlikely that management had benefited from economies of scale in its operation and noted that the Fund had been closed to new investors effective June 3, 2013.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and

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Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Global Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Templeton Institutional, LLC

Subadvisor
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	FGT3 A 09/16

Annual Report
July 31, 2016

Franklin Emerging Market
Debt Opportunities Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Annual Report

Franklin Emerging Market Debt Opportunities Fund

This annual report for Franklin Emerging Market Debt Opportunities Fund covers the fiscal year ended July 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks high total return through investing at least 80% of its net assets in debt securities of emerging market countries—mainly securities issued by sovereign and subsovereign government entities, but also including securities issued by corporate entities that are controlled by a sovereign entity, and corporate emerging market debt.

Performance Overview

The Fund delivered a +6.41% cumulative total return for the 12 months under review. In comparison, the Fund’s first benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, generated a total return of +11.22%,1 and the Fund’s second benchmark, the JPM Government Bond Index-Emerging Markets (GBI-EM) Broad Diversified Index (US$ Unhedged), which tracks local currency bonds issued in emerging markets, produced a +4.86% total return.2 Also for comparison, the Fund’s third benchmark, the Bank of America Merrill Lynch (BofAML) Emerging Markets Corporate Plus (EMCB) Index (100% US$ Hedged), which tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets, posted a +7.23% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Includes securities determined to have no value at 7/31/16.

Economic and Market Overview

The 12 months under review started with the resolution of two debt crises, which came as a relief to many investors. In mid-August 2015, the Greek parliament approved an austerity package that enabled a bailout by other eurozone countries. In September 2015, Ukraine’s parliament approved a debt restructuring that set the scene for a bailout package led by the International Monetary Fund.

Starting in mid-2015, investors became increasingly concerned about China’s economic slowdown, and fears that China might suffer a so-called “hard landing” affected financial markets worldwide. However, as 2016 progressed, a hard landing appeared increasingly unlikely, as ample support from China’s central bank and government aided economic growth. At

1. Source: Morningstar.
2. Source: J.P. Morgan.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI).
The Consolidated SOI begins on page 10.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

period-end, many investors thought that China’s slowdown would be a “soft landing,” with substantial but manageable regional and worldwide effects.

Commodity prices remained weak for much of the review period. Crude oil prices fell to multi-year lows in early 2016, and attempts by Saudi Arabia and Russia to agree on production cuts failed. However, oil prices increased by late May, amid a reduction in the number of active rigs in the U.S. and supply disruptions in Canada, Nigeria and Venezuela. Steep declines in oil prices since then seemed to indicate that oil price weakness may continue.

U.S. monetary policy remained more accommodative during the review period than many observers had expected, as world events and moderate U.S. economic data repeatedly dissuaded the U.S. Federal Reserve (Fed) from raising its federal funds target rate further. Contrary to market speculations about U.S. rate increases, the Fed raised its federal funds target rate just once during the period, in December 2015, by 25 basis points (bps; 100 basis points equal one percent). Ten-year U.S. Treasury yields—the pricing benchmark for U.S dollar-denominated emerging market (EM) issues—ended the period 74 bps lower, at 1.46%.

EM risk spread narrowed, as measured by the JPM EMBI Global Diversified Index, as the index’s yield-to-worst, or the lowest potential yield, declined 63 bps and ended the period at 5.16%.2 For the 12 months ended July 31, 2016, U.S. dollar-denominated EM sovereign and quasi-sovereign bonds, as measured by the index, generated a total return of +11.22%.1

As measured by the BofAML EMCB Index, U.S. dollar-denominated and euro-denominated EM corporate bonds underperformed their hard-currency sovereign and quasi-sovereign counterparts with a +7.23% total return.1 Local currency-denominated sovereign EM bonds delivered a more modest +4.86% total return, as measured by the JPM GBI-EM Broad Diversified Index, as many EM currencies weakened against the U.S. dollar.2

Investment Strategy

Our portfolio construction process can be summarized in three integral steps—country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues from

Geographic Breakdown*
7/31/16
% of Total
Country	Net Assets
Brazil	6.8%
Ukraine	5.9%
South Africa	4.5%
Angola	4.3%
Turkey	4.2%
Colombia	4.1%
Russia	4.0%
Iraq	3.8%
Argentina	3.8%
Nigeria	3.7%
Azerbaijan	3.5%
Mexico	3.4%
El Salvador	3.1%
Ghana	2.8%
Uruguay	2.5%
Georgia	2.4%
Venezuela	2.4%
Armenia	2.1%
Tunisia	2.1%
Cameroon	2.0%
Supranational	2.0%
Ethiopia	1.9%
Kenya	1.9%
Seychelles	1.8%
Kazakhstan	1.7%
Mongolia	1.7%
Bosnia & Herzegovina	1.5%
Other	10.5%
Short-Term Investments & Other Net Assets	5.6%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. May differ from the Consolidated SOI because percentages reflect the issuing country of the Fund’s long-term securities and include the effect of interest receivable balances.

any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on a number of factors, including the type of the issue’s coupon (fixed or floating). We may seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Currency Breakdown*
7/31/16
% of Total
Currency	Net Assets
U.S. Dollar	78.6%
Mexican Peso	3.4%
Turkish Lira	3.2%
South African Rand	2.7%
Uruguayan Peso	2.5%
Colombian Peso	2.4%
Russian Ruble	2.2%
Indian Rupee	1.4%
Kenyan Shilling	1.3%
Ugandan Shilling	1.2%
Ghanaian Cedi	1.2%
Brazilian Real	0.2%
Japanese Yen	-0.1%
Euro	-0.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. Percentages may differ from the
Consolidated SOI due to the underlying currency exposure on credit-linked notes, pass-through notes and currency forward contracts and include the effect of interest receivable balances.

(protect) against currency risk through the use of derivative currency transactions, including currency forward contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

During the 12 months under review, the Fund’s holdings of U.S. dollar-denominated debt of quasi-sovereign Ukrainian issuers Oschadbank (State Savings Bank of Ukraine) and City of Kyiv were significant contributors to performance. In late August 2015, Ukraine reached an agreement with its key creditors to restructure the country’s sovereign debt, and the quasi-sovereign securities held by the Fund increased in value, in line with better sentiment toward Ukrainian debt overall. In December 2015, the City of Kyiv made a partially successful offer to exchange some of the bonds held by the portfolio into sovereign bonds with a later maturity and principal reduction, plus a so-called Value Recovery Instrument. Although we did not participate in the exchange, Kyiv’s offer had a positive effect on our bond holdings. In the latter part of the period, yield spreads on Ukrainian securities held in the Fund’s portfolio narrowed as investor demand for higher yielding bonds increased.

Top 10 Holdings*
7/31/16
Issue	% of Total
Sector, Country	Net Assets
Nota Do Tesouro Nacional	4.3%
Foreign Government & Agency Securities, Brazil
Government of Angola**	4.3%
Loan Participations & Assignments, Angola
Government of Iraq***	3.8%
Foreign Government & Agency Securities, Iraq
Government of Turkey	3.2%
Foreign Government & Agency Securities, Turkey
Government of El Salvador	3.1%
Foreign Government & Agency Securities, El Salvador
Government of South Africa	2.7%
Foreign Government & Agency Securities, South Africa
Government of Uruguay	2.5%
Foreign Government & Agency Securities, Uruguay
Mexican Udibonos	2.5%
Foreign Government & Agency Securities, Mexico
Government of Venezuela****	2.3%
Foreign Government & Agency Securities, Venezuela
Government of Russia	2.2%
Foreign Government & Agency Securities, Russia

*May differ from the Consolidated SOI because percentages include the effect of interest receivable balances.
**Includes foreign government and agency securities.
***Includes loan participations and assignments.
****Includes warrants.

The Fund’s holdings of local-currency sovereign debt issued by Brazil also contributed to performance. Brazil’s economy was in a recession when the period began, but the country’s economic contraction has become less severe through 2016’s first quarter. After raising its benchmark interest rate a number of times from January through July 2015, Brazil’s central bank kept rates on hold during the review period, which helped returns of the Fund’s Brazilian debt holdings. Additionally, impeachment proceedings against President Dilma Rousseff toward period-end seemed likely to succeed, and many investors considered Interim President Michael Temer more supportive of financial markets than his predecessor.

In contrast, local-currency debt issued by Brazilian telecommunications operator Oi was a key detractor from the Fund’s returns. After mounting losses and the breakdown of merger negotiations with Telecom Italia’s Brazilian subsidiary, Oi started debt restructuring talks with creditors in 2016’s second quarter. After the restructuring talks broke down, the company filed a bankruptcy protection request in June, which set in motion a formal restructuring process. The scale and complexity of the company’s filing status means that a conclusion to this process may take some time.

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The depreciation of many EM currencies against the U.S. dollar also detracted from Fund performance, especially the decline of the Mexican peso. Mexico’s fiscal position and external accounts deteriorated during the period, as oil prices remained weak and economic growth in the U.S., the country’s major trading partner, remained lackluster. In addition, the outlook for global growth weakened, and Mexico’s currency appeared to serve as a proxy for many investors to express such view.

As of July 31, 2016, the Fund had exposures to 37 EM countries. The largest single country exposure was Brazil (6.8% of total net assets), followed by Ukraine (5.9%) and South Africa (4.5%). Securities denominated in hard currencies constituted 72.1% of total net assets, with 67.0% denominated in the U.S. dollar, 2.6% in the Japanese yen and 2.5% in the euro. In addition, securities denominated in 11 EM currencies constituted 26.0% of total net assets, with the largest in the Brazilian real at 4.5% of total net assets. At period-end, the Fund’s exposures to the euro, Japanese yen and Brazilian real were fully hedged back into the U.S. dollar. These figures may differ from the currency breakdown table because they do not include the Fund’s holdings in currency forward contracts and other hedging instruments.

We thank you for your confidence in Franklin Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

William Ledward

Portfolio Manager and Research Analyst of Franklin Templeton Investment Management Limited (FTIML)

Nicholas Hardingham, CFA Portfolio Manager and Research Analyst of FTIML

Stephanie Ouwendijk, CFA Portfolio Manager and Research Analyst of FTIML

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

ftinstitutional.com

Annual Report 5

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Performance Summary as of July 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price

Symbol: FEMDX			7/31/16	7/31/15		Change
Net Asset Value			$10.76		$10.72	+$0.04

Distributions[1] (8/1/15–7/31/16)

			Dividend
			Income
			$0.5901

Performance[2]
				Value of	Average Annual
	Cumulative		Average Annual	$50,000	Total Return	Total Annual Operating Expenses[7]
	Total Return[3]		Total Return[4]	Investment[5]	(6/30/16)[6]	(with waiver)	(without waiver)
						1.01%	1.09%
1-Year	+6.41%	+	6.41%	$53,206	+3.37%
5-Year	+20.10%	+	3.73%	$60,048	+3.47%
10-Year	+96.09%	+	6.97%	$98,049	+7.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

See page 7 for Performance Summary footnotes.

6 Annual Report

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $50,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frame-
works to support securities markets. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. In addition, interest rate movements will affect the Fund’s share price and yield. Prices of debt securities generally move in the opposite direction of interest rates.
Thus, as prices of debt securities in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through 11/30/16 and a waiver related to the management fee paid by a Fund subsidiary. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money Fund and/or other Franklin Templeton Fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waivers; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar: The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S.
dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The BofAML EMCB Index (100% US$
Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and
Eurobond markets.
9. Source: J.P. Morgan. The JPM GBI-EM Broad Diversified Index tracks local currency bonds issued by emerging markets. Weightings among countries are more evenly distributed within the index than in the global diversified index.
See www.franklintempletondatasources.com for additional data provider information.

ftinstitutional.com

Annual Report 7

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the
Fund and can help you understand these costs and compare
them with those of other mutual funds. The table assumes a
$1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived
from the Fund’s actual return, which includes the effect of
Fund expenses.

You can estimate the expenses you paid during the period by
following these steps. Of course, your account value and
expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading
“Expenses Paid During Period.”
If Expenses Paid During Period were $7.50,
then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

	Beginning Account	Ending Account	Expenses Paid During
	Value 2/1/16	Value 7/31/16	Period* 2/1/16–7/31/16
Actual	$1,000	$1,129.10	$5.29
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$5.02

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Consolidated Financial Highlights
Franklin Emerging Market Debt Opportunities Fund
		Year Ended July 31,
	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.72	$12.35	$12.06	$12.33	$12.80
Income from investment operations[a]:
Net investment income[b]	0.89	0.87	0.87	0.83	0.90
Net realized and unrealized gains (losses)	(0.26)	(1.53)	0.04	(0.04)	(0.51)
Total from investment operations	0.63	(0.66)	0.91	0.79	0.39
Less distributions from:
Net investment income	(0.59)	(0.91)	(0.58)	(0.89)	(0.70)
Net realized gains	—	(0.06)	(0.04)	(0.17)	(0.16)
Total distributions	(0.59)	(0.97)	(0.62)	(1.06)	(0.86)
Net asset value, end of year	$10.76	$10.72	$12.35	$12.06	$12.33

Total return	6.41%	(5.16)%	7.82%	6.40%	3.73%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.06%	1.05%	1.10%	1.07%	1.09%
Expenses net of waiver and payments by affiliates	1.00%[c]	1.00%[c]	1.00%[c]	1.00%[c]	1.00%
Net investment income	8.70%	7.78%	7.29%	6.63%	7.52%

Supplemental data
Net assets, end of year (000’s)	$552,835	$713,575	$630,597	$568,794	$464,714
Portfolio turnover rate	21.61%	17.56%	29.70%	30.95%	33.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

ftinstitutional.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 9

FRANKLIN GLOBAL TRUST

Consolidated Statement of Investments, July 31, 2016
Franklin Emerging Market Debt Opportunities Fund
	Country/Organization	Warrants		Value
Warrants 1.5%
[a] Central Bank of Nigeria, wts., 11/15/20	Nigeria	64,000		$4,800,000
[a] Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	925,920		3,240,720
Total Warrants (Cost $29,514,650)				8,040,720

		Principal
		Amount*
Quasi-Sovereign and Corporate Bonds 29.5%
Banks 6.3%
[b,c] Astana Finance JSC, secured note, 144A, zero cpn., 12/22/24	Kazakhstan	136,566		1,366
[b] Fidelity Bank PLC, senior note, 144A, 6.875%, 5/09/18	Nigeria	12,100,000		9,658,825
[d] International Bank of Azerbaijan OJSC, senior note, Reg S,
5.625%, 6/11/19	Azerbaijan	12,000,000		11,775,000
[b] National Savings Bank, senior note, 144A, 8.875%, 9/18/18	Sri Lanka	4,000,000		4,343,860
[c,e,f] Sphynx Capital Markets PCC (National Investment Bank of Ghana),
PTN, zero cpn., 2/05/09	Ghana	8,000,000		9,011,861
				34,790,912
Chemicals 0.8%
[b] Braskem Finance Ltd., senior note, 144A, 5.375%, 5/02/22	Brazil	4,450,000		4,562,941
Commercial Services & Supplies 0.9%
[d] Red de Carreteras de Occidente Sapib de CV, senior secured bond,
Reg S, 9.00%, 6/10/28	Mexico	90,000,000	MXN	4,926,008
Diversified Financial Services 1.6%
[b] BGEO Group JSC, senior note, 144A, 6.00%, 7/26/23	Georgia	3,250,000		3,274,375
[b] Fideicomiso P.A. Costera,
secured bond, B, 144A, 6.25%, 1/15/34	Colombia	9,922,481,469	COP	3,055,386
senior bond, 144A, 6.75%, 1/15/34	Colombia	2,000,000		1,964,090
[b] Rio Oil Finance Trust, senior secured bond, 144A, 9.25%, 7/06/24	Brazil	386,048		333,932
				8,627,783
Diversified Telecommunication Services 2.7%
[d] Empresa de Telecommunicaciones de Bogota SA, senior note,
Reg S, 7.00%, 1/17/23	Colombia	26,200,000,000	COP	6,300,283
[b] MTN (Mauritius) Investments Ltd., 144A, 4.755%, 11/11/24	South Africa	7,500,000		7,447,425
[d,e] Oi SA, senior note, Reg S, 9.75%, 9/15/16	Brazil	26,100,000	BRL	1,318,792
				15,066,500
Food & Staples Retailing 1.4%
[b] JBS Investments GmbH, senior note, 144A, 7.25%, 4/03/24	Brazil	7,300,000		7,562,325
Industrial Conglomerates 0.9%
[b] Yasar Holdings SA, senior note, 144A, 8.875%, 5/06/20	Turkey	5,000,000		5,169,200
Metals & Mining 3.0%
[b] Ferrexpo Finance PLC, senior note, 144A, 10.375%, 4/07/19	Ukraine	10,000,000		8,800,000
[d] Vedanta Resources PLC, senior note, Reg S, 9.50%, 7/18/18	India	7,700,000		7,811,919
				16,611,919
Municipal Bonds 4.1%
[d] Bogota Distrito Capital, senior bond, Reg S, 9.75%, 7/26/28	Colombia	10,851,000,000	COP	3,698,799
Province of Salta Argentina, senior secured note,
[b] 144A, 9.50%, 3/16/22	Argentina	3,044,700		3,296,953
[d] Reg S, 9.50%, 3/16/22	Argentina	4,272,052		4,625,992

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FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

		Principal
	Country/Organization	Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Municipal Bonds (continued)
[b] Provincia de Neuquen Argentina, senior secured bond, 144A,
8.625%, 5/12/28	Argentina	9,913,000		$10,718,431
				22,340,175
Oil, Gas & Consumable Fuels 3.3%
[b] Georgian Oil and Gas Corp JSC, senior note, 144A, 6.75%, 4/26/21	Georgia	6,300,000		6,568,443
Petroleum Co. of Trinidad and Tobago Ltd., senior bond,
[b] 144A, 6.00%, 5/08/22	Trinidad and Tobago	3,100,000		3,038,000
[d] Reg S, 6.00%, 5/08/22	Trinidad and Tobago	1,300,000		1,270,984
[d] State Oil Co., Government of Azerbaijan, senior note, Reg S,
4.75%, 3/13/23	Azerbaijan	7,800,000		7,372,264
				18,249,691
Road & Rail 1.8%
[b] Georgian Railway LLC, senior bond, 144A, 7.75%, 7/11/22	Georgia	2,900,000		3,239,721
[b] Kazakhstan Temir Zholy Finance BV, senior bond, 144A,
6.95%, 7/10/42	Kazakhstan	6,250,000		6,573,031
				9,812,752
Specialty Retail 0.4%
[b,e] Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	6,800,000	EUR	2,241,805
Textiles, Apparel & Luxury Goods 1.0%
[b] Golden Legacy PT Ltd., senior note, 144A, 8.25%, 6/07/21	Indonesia	5,400,000		5,730,750
Wireless Telecommunication Services 1.3%
[b] Millicom International Cellular SA, senior note, 144A,
6.625%, 10/15/21	Columbia	6,900,000		7,227,405
Total Quasi-Sovereign and Corporate Bonds
(Cost $175,488,501)				162,920,166
[g] Loan Participations and Assignments 13.6%
[b] Alfa Bond Issuance PLC (Alfa Bank OJSC), 144A, 7.50%, 9/26/19	Russia	5,000,000		5,478,875
[b] Ardshininvestbank CJSC, senior note, 144A, 12.00%, 7/29/20	Armenia	6,620,000		6,389,624
[d,e] Credit Suisse First Boston International (City of Kyiv), secured bond,
Reg S, 8.00%, 11/06/15	Ukraine	11,975,000		9,876,980
[h,i] Development Bank of South Africa Ltd. (Government of Angola),
Tranche 2, senior note, FRN, 7.175%, 12/20/23	Angola	11,156,250		10,246,732
Tranche 3B, senior note, FRN, 7.175%, 12/20/23	Angola	10,500,000		9,643,983
[h,i] Ethiopian Railway Corp. (Republic of Ethiopia), FRN,
4.615%, 8/02/21	Ethiopia	9,300,000		8,777,842
[d] FBN Finance Co. BV (First Bank of Nigeria Ltd.), sub. note, Reg S,
8.00% to 7/23/19, FRN thereafter, 7/23/21	Nigeria	7,800,000		5,656,560
[h,i] Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN,
0.563%, 1/01/28	Iraq	284,952,953	JPY	1,584,743
[h,i] Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.563%, 1/01/28	Iraq	498,684,928	JPY	2,773,395
[e,i] NK Debt Corp.,
144A, zero cpn., 3/12/20	North Korea	4,250,000	DEM	—
Reg S, zero cpn., 3/12/20	North Korea	2,000,000	CHF	—
Reg S, zero cpn., 3/12/20	North Korea	18,000,000	DEM	—
[d] RZD Capital PLC (Russian Railways), senior bond, Reg S,
5.70%, 4/05/22	Russia	4,000,000		4,290,040

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Annual Report

11

FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

		Principal
	Country/Organization	Amount*		Value
[g] Loan Participations and Assignments (continued)
[b] SSB No. 1 PLC (OJSC State Savings Bank of Ukraine), senior note,
144A, 9.625%, 3/20/25	Ukraine	11,000,000		$10,677,755
Total Loan Participations and Assignments
(Cost $80,483,564)				75,396,529
Foreign Government and Agency Securities 48.3%
Banque Centrale de Tunisie International Bond,
[d] Reg S, 4.50%, 6/22/20	Tunisia	1,261,000	EUR	1,424,979
senior bond, 4.30%, 8/02/30	Tunisia	610,000,000	JPY	4,625,268
senior bond, 4.20%, 3/17/31	Tunisia	680,000,000	JPY	5,275,204
[b] Banque Ouest Africaine de Developpement, senior note, 144A,
5.50%, 5/06/21	Supranational[j]	3,000,000		3,159,300
[d] Federal Democratic Republic of Ethiopia, Reg S, 6.625%, 12/11/24	Ethiopia	1,800,000		1,732,068
[b] Government of Angola, senior note, 144A, 9.50%, 11/12/25	Angola	3,650,000		3,475,694
[e] Government of Argentina, 11.75%, 5/20/11	Argentina	3,000,000	DEM	2,039,878
[b] Government of Armenia, 144A, 7.15%, 3/26/25	Armenia	5,000,000		5,295,925
[h] Government of Bosnia & Herzegovina,
FRN, 0.625%, 12/11/17	Bosnia & Herzegovina	1,050,000	DEM	563,966
[d] senior bond, B, Reg S, FRN, 0.625%, 12/11/21	Bosnia & Herzegovina	16,106,750	DEM	7,638,743
[b] Government of Cameroon, senior note, 144A, 9.50%, 11/19/25	Cameroon	10,400,000		10,960,872
[d] Government of El Salvador, senior bond, Reg S, 7.65%, 6/15/35	El Salvador	16,400,000		17,186,298
[b] Government of Gabon, 144A, 6.95%, 6/16/25	Gabon	8,700,000		7,901,775
Government of Ghana,
25.40%, 7/31/17	Ghana	10,000,000	GHS	2,602,220
23.00%, 8/21/17	Ghana	12,450,000	GHS	3,171,323
[b] Government of Grenada, senior bond, 144A, 7.00%, 5/12/30	Grenada	10,964,085		5,673,914
[d] Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq	22,100,000		16,683,511
Government of Jamaica, senior bond, 7.875%, 7/28/45	Jamaica	5,000,000		5,668,350
[b] Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	3,000,000		2,995,230
[d] Government of Kenya, senior note, Reg S, 6.875%, 6/24/24	Kenya	3,500,000		3,332,333
[d] Government of Mongolia, Reg S, 5.125%, 12/05/22	Mongolia	10,500,000		9,514,733
Government of Russia, 7.50%, 3/15/18	Russia	790,000,000	RUB	11,750,182
[d] Government of Seychelles, senior bond, Reg S, 7.00% to 1/01/18,
8.00% thereafter, 1/01/26	Seychelles	9,975,000		9,852,308
Government of South Africa, 8.00%, 12/21/18	South Africa	208,000,000	ZAR	15,068,401
Government of Turkey, 8.20%, 11/16/16	Turkey	52,040,000	TRY	17,435,499
Government of Uganda,
16.75%, 2/23/17	Uganda	5,334,500,000	UGX	1,576,499
10.75%, 2/22/18	Uganda	2,200,000,000	UGX	596,860
16.125%, 3/22/18	Uganda	4,150,000,000	UGX	1,209,733
14.625%, 11/01/18	Uganda	1,221,800,000	UGX	345,300
13.75%, 6/13/19	Uganda	9,850,000,000	UGX	2,697,242
[d] Government of Ukraine, senior bond, Reg S, zero cpn. to 5/31/21, FRN
thereafter, 5/31/40	Ukraine	7,500,000		2,597,325
[k] Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	512,614,270	UYU	13,907,035
[d] Government of Venezuela,
Reg S, 6.00%, 12/09/20	Venezuela	12,800,000		5,604,480
senior bond, Reg S, 7.65%, 4/21/25	Venezuela	9,000,000		3,843,225
International Finance Corp., senior note,
7.75%, 12/03/16	Supranational[j]	300,000,000	INR	4,516,765
6.45%, 10/30/18	Supranational[j]	200,000,000	INR	3,007,141
Kenya Infrastructure Bond, 11.00%, 9/15/25	Kenya	734,500,000	KES	6,670,839

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FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
		Principal
	Country/Organization	Amount*		Value
Foreign Government and Agency Securities (continued)
[d] Mestenio Ltd., secured note, Reg S, 8.50%, 1/02/20	Dominican Republic	2,240,000		$2,377,200
[k] Mexican Udibonos, Index Linked,
4.50%, 12/04/25	Mexico	426,178[l]	MXN	2,645,766
4.00%, 11/15/40	Mexico	1,789,298[l]	MXN	10,951,618
[b] Mozambique International Bond, senior note, 144A, 10.50%, 1/18/23	Mozambique	8,664,000		6,221,618
[m] Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/30	Brazil	25,200[n]	BRL	23,160,226
Total Foreign Government and Agency Securities
(Cost $299,581,301)				266,956,846

		Shares/Units
Common Stocks (Cost $—) 0.0%
[c,o] Astana Finance JSC, GDR, 144A	Kazakhstan	193,625		—
Private Limited Partnership Fund (Cost $4,600,000) 0.1%
Diversified Financial Services 0.1%
[a,i,o,p] Global Distressed Alpha Fund III LP	Bermuda	4,424,861		568,829
Total Investments before Short Term Investments
(Cost $589,668,016)				513,883,090
Short Term Investments (Cost $20,493,180) 3.7%
Money Market Funds 3.7%
[o,q] Institutional Fiduciary Trust Money Market Portfolio	United States	20,493,180		20,493,180
Total Investments (Cost $610,161,196) 96.7%				534,376,270
Other Assets, less Liabilities 3.3%				18,458,316
Net Assets 100.0%			$552,834,586

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aThe security is owned by Alternative Strategies (FT) Ltd., a wholly-owned subsidiary of the Fund. See Note 1(e).
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
July 31, 2016, the aggregate value of these securities was $173,038,846, representing 31.3% of net assets.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2016, the aggregate value of these securities was $9,013,227, repre-
senting 1.6% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At July 31, 2016, the aggregate value of these secu-
rities was $150,710,824, representing 27.3% of net assets.
eSee Note 7 regarding defaulted securities.
fRepresents claims that have been filed with a Ghanaian court against National Investment Bank of Ghana.
gSee Note 1(d) regarding loan participations and assignments.
hThe coupon rate shown represents the rate at period end.
iSee Note 9 regarding restricted securities.
jA supranational organization is an entity formed by two or more central governments through international treaties.
kPrincipal amount of security is adjusted for inflation. See Note 1(g).
lPrincipal amount is stated in Unidad de Inversion Units.
mRedemption price at maturity is adjusted for inflation. See Note 1(g).
nPrincipal amount is stated in 1,000 Brazilian Real Units.
oNon-income producing.
pThe Global Distressed Alpha Fund III LP is a fund focused on the purchase of and the recovery on private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in Africa and Asia.
qSee Note 3(d) regarding investments in affiliated management investment companies.

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FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
At July 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Brazilian Real	DBAB	Sell	41,000,000	$11,329,409	9/06/16	$—	$(1,152,502)
Brazilian Real	DBAB	Sell	38,500,000	10,951,501	9/12/16	—	(748,501)
Euro	CITI	Sell	5,000,000	5,717,500	9/13/16	118,834	—
Euro	MSCO	Sell	4,000,000	4,574,993	9/13/16	96,061	—
Euro	RBCCM	Sell	4,400,000	5,031,814	9/13/16	104,988	—
Japanese Yen	CITI	Sell	500,000,000	4,697,703	9/13/16	—	(208,822)
Japanese Yen	MSCO	Sell	500,000,000	4,697,597	9/13/16	—	(208,928)
Japanese Yen	RBCCM	Sell	510,000,000	4,791,040	9/13/16	—	(213,615)
Total Forward Exchange Contracts						$319,883	$(2,532,368)
Net unrealized appreciation (depreciation)							$(2,212,485)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 28.

14 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. ftinstitutional.com

FRANKLIN GLOBAL TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
July 31, 2016

Franklin Emerging Market Debt Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$589,668,016
Cost - Non-controlled affiliates (Note 3d)	20,493,180
Total cost of investments	$610,161,196
Value - Unaffiliated issuers	$513,883,090
Value - Non-controlled affiliates (Note 3d)	20,493,180
Total value of investments	534,376,270
Cash	1,317,194
Receivables:
Capital shares sold	10,507,246
Interest	8,091,901
Due from brokers	1,680,000
Unrealized appreciation on OTC forward exchange contracts	319,883
Other assets	237
Total assets	556,292,731
Liabilities:
Payables:
Capital shares redeemed	410,263
Management fees	398,128
Transfer agent fees	2,592
Unrealized depreciation on OTC forward exchange contracts	2,532,368
Deferred tax	6,196
Accrued expenses and other liabilities	108,598
Total liabilities	3,458,145
Net assets, at value	$552,834,586
Net assets consist of:
Paid-in capital	$646,147,295
Distribution in excess of net investment income	(15,113,345)
Net unrealized appreciation (depreciation)	(77,984,327)
Accumulated net realized gain (loss)	(215,037)
Net assets, at value	$552,834,586
Shares outstanding	51,378,539
Net asset value and maximum offering price per share	$10.76

ftinstitutional.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 15

FRANKLIN GLOBAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended July 31, 2016

Franklin Emerging Market Debt Opportunities Fund

Investment income:
Dividends	$4,785,727
Interest (net of foreign taxes of $445,766)	47,396,532
Inflation principal adjustments	5,021,502
Total investment income	57,203,761
Expenses:
Management fees (Note 3a)	5,809,269
Transfer agent fees (Note 3c)	34,341
Custodian fees (Note 4)	176,373
Reports to shareholders	21,303
Registration and filing fees	55,668
Professional fees	120,208
Trustees’ fees and expenses	23,495
Other	22,946
Total expenses	6,263,603
Expense reductions (Note 4)	(762)
Expenses waived/paid by affiliates (Notes 3d and 3e)	(369,375)
Net expenses	5,893,466
Net investment income	51,310,295
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(25,298,202)
Foreign currency transactions	(5,858,039)
Net realized gain (loss)	(31,156,241)
Net change in unrealized appreciation (depreciation) on:
Investments	5,289,986
Translation of other assets and liabilities denominated in foreign currencies	(3,290,430)
Change in deferred taxes on unrealized appreciation	3,347
Net change in unrealized appreciation (depreciation)	2,002,903
Net realized and unrealized gain (loss)	(29,153,338)
Net increase (decrease) in net assets resulting from operations	$22,156,957

16 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. ftinstitutional.com

FRANKLIN GLOBAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Emerging Market Debt Opportunities Fund

	Year Ended July 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$51,310,295	$51,173,141
Net realized gain (loss)	(31,156,241)	(8,992,026)
Net change in unrealized appreciation (depreciation)	2,002,903	(74,139,370)
Net increase (decrease) in net assets resulting from operations	22,156,957	(31,958,255)
Distributions to shareholders from:
Net investment income	(36,997,804)	(47,966,524)
Net realized gains	—	(3,266,613)
Total distributions to shareholders	(36,997,804)	(51,233,137)
Capital share transactions (Note 2)	(145,899,867)	166,169,622
Net increase (decrease) in net assets	(160,740,714)	82,978,230
Net assets:
Beginning of year	713,575,300	630,597,070
End of year	$552,834,586	$713,575,300
Undistributed net investment income included in net assets, end of year	$—	$6,566,906
Distributions in excess of net investment income included in net assets, end of year	$(15,113,345)	$—

ftinstitutional.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 17

FRANKLIN GLOBAL TRUST

Notes to Consolidated Financial Statements

Franklin Emerging Market Debt Opportunities Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Emerging Market Debt Opportunities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At July 31, 2016, the Fund had OTC derivatives in a net liability position of $2,103,858 and the aggregate value of collateral pledged for such contracts was $1,680,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Loan Participations and Assignments

The Fund may invest in debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees only from the lender selling the loan and only upon receipt of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to credit risk of both the borrower and the lender that is selling the loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

e. Investments in Alternative Strategies (FT) Ltd. (FT Subsidiary)

The Fund invests in certain financial instruments, warrants or commodities through its investment in the FT Subsidiary. The FT Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At July 31, 2016, the FT Subsidiary’s investments as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At July 31, 2016, the net assets of the FT Subsidiary were $9,916,955, representing 1.8% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations

(continued)

(tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Consolidated Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

2. Shares of Beneficial Interest

At July 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
		2016		2015
	Shares	Amount	Shares	Amount
Shares sold	5,756,631	$59,886,896	21,287,782	$233,443,499
Shares issued in reinvestment of distributions	3,650,364	35,810,070	4,440,488	46,625,128
Shares redeemed	(24,573,528)	(241,596,833)	(10,232,523)	(113,899,005)
Net increase (decrease)	(15,166,533)	$(145,899,867)	15,495,747	$166,169,622

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and FT Subsidiary pay an investment management fee to FTIML based on the average daily net assets of each of the Fund and FT Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	In excess of $1 billion

For the year ended July 31, 2016, the effective management fee rate was 0.985% of the Fund’s average daily net assets.

Management fees paid by the Fund are reduced on assets invested in FT Subsidiary, in an amount not to exceed the management fees paid by FT Subsidiary.

b. Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund and FT Subsidiary. The fee is paid by
FTIML based on each of the Fund’s and FT Subsidiary’s average daily net assets, and is not an additional expense of the Fund or
FT Subsidiary.

c. Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses
Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties.

For the year ended July 31, 2016, the Fund paid transfer agent fees of $34,341, of which $32,848 was retained by Investor Services.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

d. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	(Loss)	of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	71,325,819	196,100,066	(246,932,705)	20,493,180	$20,493,180	$ —	$ —	0.1%

e. Waiver and Expense Reimbursements

FTIML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2016, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2016, the Fund had long-term capital loss carryforwards of $211,487.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At July 31, 2016, the Fund deferred late-year ordinary losses of $16,243,879.

The tax character of distributions paid during the years ended July 31, 2016 and 2015, was as follows:

	2016	2015

Distributions paid from:
Ordinary income	$36,997,804	$49,844,684
Long term capital gain	—	1,388,453
	$36,997,804	$51,233,137

At July 31, 2016, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments	$588,865,160
Unrealized appreciation	$55,462,468
Unrealized depreciation	(109,951,358)
Net unrealized appreciation (depreciation)	$(54,488,890)

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, foreign currency transactions, commodity-based derivatives and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2016, aggregated $116,557,451 and $213,301,459, respectively.

7. Credit Risk and Defaulted Securities

At July 31, 2016, the Fund had 74.2% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2016, the aggregate value of these securities was $24,489,316, representing 4.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount*/Units		Issuer	Acquisition Dates	Cost	Value
11,156,250		Development Bank of South Africa Ltd. (Government of	12/16/13	$11,156,250	$10,246,732
		Angola), Tranche 2, senior note, FRN,
		7.175%, 12/20/23
10,500,000		Development Bank of South Africa Ltd. (Government of	6/06/14	10,500,000	9,643,983
		Angola), Tranche 3B, senior note, FRN,
		7.175%, 12/20/23
9,300,000		Ethiopian Railway Corp. (Republic of Ethiopia), FRN,	8/04/14-1/15/16	8,704,265	8,777,842
		4.615%, 8/02/21
4,424,861		Global Distressed Alpha Fund III LP	10/11/12-1/22/16	4,600,000	568,829
284,952,953	JPY	Government of Iraq, Tranche A3, Sumitomo Corp. Loan,	10/16/07-1/06/11	1,665,151	1,584,743
		FRN, 0.563%, 1/01/28
498,684,928	JPY	Merrill Lynch & Co. Inc. (Government of Iraq), FRN,	7/19/07-1/06/11	2,808,498	2,773,395
		0.563%, 1/01/28

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

Principal
Amount*/Units		Issuer	Acquisition Dates	Cost	Value
4,250,000	DEM	NK Debt Corp., 144A, zero cpn., 3/12/20	6/19/07-10/14/08	$723,263	$—
18,000,000	DEM	NK Debt Corp., Reg S, zero cpn., 3/12/20	1/25/11-6/06/11	2,023,663	—
2,000,000	CHF	NK Debt Corp., Reg S, zero cpn., 3/12/20	6/17/11	388,830	—
		Total Restricted Securities (Value is 6.1% of Net Assets)		$42,569,920	$33,595,524
*In U.S. dollars unless otherwise indicated.

10. Other Derivative Information

At July 31, 2016, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts	Consolidated Statements of
Not Accounted for as	Assets and Liabilities		Consolidated Statement of
Hedging Instruments	Location	Fair Value	Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on	$319,883	Unrealized depreciation on	$2,532,368
	OTC forward exchange		OTC forward exchange
	contracts		contracts
Totals		$319,883		$2,532,368

For the year ended July 31, 2016, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Consolidated Statement of	Gain (Loss)	Consolidated Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	Operations Locations	for the Year
	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$(4,720,412)[a]	Translation of other assets and	$(3,513,645)[a]
liabilities denominated in
foreign currencies
Totals		$(4,720,412)		$(3,513,645)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

For the year ended July 31, 2016, the average month end fair value of derivatives represented 0.4% of average month end net assets.
The average month end number of open derivative contracts for the year was 10.

See Note 1(c) regarding derivative financial instruments.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

11. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended July 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Warrants	$—	$8,040,720	$—		$8,040,720
Quasi-Sovereign and Corporate Bonds	—	153,906,939	9,013,227		162,920,166
Loan Participations and Assignments	—	42,369,834	33,026,695	[a]	75,396,529
Foreign Government and Agency Securities	—	266,956,846	—		266,956,846
Common Stocks	—	—	—[a]		—
Private Limited Partnership Fund	—	—	568,829		568,829
Short Term Investments	20,493,180	—	—		20,493,180
Total Investments in Securities	$20,493,180	$471,274,339	$42,608,751		$534,376,270
Other Financial Instruments
Forward Exchange Contracts	$—	$319,883	$—		$319,883

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$2,532,368	$—		$2,532,368

[a]Includes securities determined to have no value at July 31, 2016.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At July 31, 2016, the reconciliation of assets and liabilities, is as follows:

														Net Change
														in Unrealized
														Appreciation
										Net	Net			(Depreciation)
	Balance at						Transfers	Transfers		Realized	Unrealized		Balance at	on Assets
	Beginning						Into	Out of	Cost Basis	Gain	Appreciation		End of	Held at
	of Year Purchases			Sales			Level 3	Level 3[a] Adjustments[b]		(Loss) (Depreciation)			Year	Year End

Assets
Investments in
Securities:
Warrants	$8,832,000	$	— $	—		$	— $(4,960,000)		$—	$—	$(3,872,000)		$—	$—
Quasi-Sovereign
and Corporate
Bonds	8,680,808[c]		—	—			—	—	—	—	332,419		9,013,227	332,419
Loan Participations and
Assignments	33,179,113[c]		1,555,157	(2,064,865)			—	—	336,628	—	20,662		33,026,695[c]	20,662
Private Limited
Partnership Fund	491,049		290,756	—			—	—	—	—	(212,976)		568,829	(212,976)
Total Investments
in Securities	$51,182,970				$1,845,913 $(2,064,865)	$	— $(4,960,000)		$336,628	$—	$(3,731,895) $42,608,751			$140,105

Liabilities
Other Financial
Instruments
Unfunded Loan
Commitments	$203,232	$	— $	—		$	— $	—	$—	$—	$(203,232	) $	—	$—

a The investment was transferred out of Level 3 as a result of the availability of a quoted market for identical securities.
b May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
c Includes securities determined to have no value.

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of July 31, 2016, are as follows:

					Impact to
					Fair Value
	Fair Value at	Valuation			if Input
Description	End of Year	Technique	Unobservable Inputs	Amount/Range	Increases[a]

Assets:
Investments in Securities
		Probability Weighted
Quasi-Sovereign and		Discounted Cash
Corporate Bonds	$9,011,861	Flow Model[b]	Free Cash Flow	$0.0-$15.8 (mil)	Increase[c]
			Discount rate	5.8%	Decrease
			Time to settlement	15 months	Increase[d]
			Discount for lack of
		Market Comparables	marketability	30%	Decrease[c]
Loan Participations and			Weighted average of
Assignments	$33,026,695	Consensus Pricing	offered quotes	53.83-61.96 JPY	Increase[e]
		Discounted Cash
		Flow Model	Free Cash Flow	$40.2 (mil)	Increase[c]
			Discount rate	8.2%-11.3%	Decrease

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

12. Fair Value Measurements (continued)
					Impact to
					Fair Value
	Fair Value at	Valuation			if Input
Description	End of Year	Technique	Unobservable Inputs	Amount/Range	Increases[a]
		Probability Weighted
Private Limited		Discounted Cash
Partnership Fund	568,829	Flow Model	Free Cash Flow[f]	$0.0-$11.2 (mil)	Increase[c]
			Cost of Equity Capital	20%	Decrease[e]
			Discount for lack of
		Market Comparables	marketability	50%	Decrease[e]
All Other Investments[g]	1,366[h]
Total	$42,608,751

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bAs noted in the Consolidated Statement of Investments, this security represents Ghanaian court claims filed against the National Investment Bank of Ghana. The valuation of these claims is based on principal plus 11% simple interest commencing on default date, and is adjusted for several probability weighted outcomes arising from the legal pro-
ceedings. Considerations include the receipt and form of payment and related timing. There is uncertainty due to the risk of adverse litigation, political and economic conditions, and timing of the payment. Actual results could differ from management’s estimates and these differences could be material.
cRepresents a significant impact to fair value and net assets.
dImpact to fair value takes into consideration accrual of interest as indicated above.
eRepresents a significant impact to fair value but not net assets.
fIncludes probability assumptions for various outcomes from ongoing legal proceedings.
gIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.
hIncludes securities determined to have no value at July 31, 2016.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
CITI	Citibank N.A.	BRL	Brazilian Real	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	CHF	Swiss Franc	GDR	Global Depositary Receipt
MSCO	Morgan Stanley	COP	Colombian Peso	PTN	Pass-through Note
RBCCM	Royal Bank of Canada	DEM	Deutsche Mark
		EUR	Euro
		GHS	Ghanaian Cedi
		INR	Indian Rupee
		JPY	Japanese Yen
		KES	Kenyan Shilling
		MXN	Mexican Peso
		RUB	Russian Ruble
		TRY	Turkish Lira
		UGX	Ugandan Shilling
		UYU	Uruguayan Peso
		ZAR	South African Rand

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Emerging Market Debt Opportunities Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Emerging Market Debt Opportunities Fund (the “Fund”) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2016

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Tax Information (unaudited)

Franklin Emerging Market Debt Opportunities Fund

At July 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 14, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Qualified
Per Share	Income Per Share	Dividends Per Share
$0.0032	$0.7066	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year.
Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GLOBAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services) (2011-
				present) and H.J. Heinz Company
				(processed foods and allied products)
				(1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium) (1999-
				2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-
present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-
2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Steven J. Gray (1955)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President –
San Mateo, CA 94403-1906	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	President and
San Mateo, CA 94403-1906	Secretary
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Funds). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared the Funds’ investment performance and expenses with those of other funds deemed comparable to the Funds as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund was consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Funds’ portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion

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SHAREHOLDER INFORMATION

of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment. With respect to Franklin Emerging Market Debt Opportunities Fund, the Trustees also took into account that the investment management arrangements for such Fund involved the use of a wholly owned Cayman Island subsidiary for certain holdings and that the Manager waives a portion of investment management fees from the Fund to the extent it receives investment management fees from such subsidiary corporation.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2015, and for additional periods ended that date depending on when the Fund commenced operations. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The performance universe for this Fund consisted of the Fund and all retail and institutional emerging markets hard currency debt funds as selected by Lipper. The Broadridge report showed the total return of the Fund’s only share Class to be in the middle performing quintile of such Lipper performance universe for 2015, and on an annualized basis to be in the highest-performing quintile of such universe for the previous three-year period and in the middle performing quintile of such universe for the previous five-year period. The Fund has been in operation less than 10 years. The Board found the Fund’s comparative performance as shown in the Broadridge report to be acceptable, noting that total returns in the one- and three-year annualized periods exceeded the median by 0.15% and 1.50%, respectively.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the Fund with those of a comparative group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the fund as being part of the management fee. The contractual investment management fee rate and actual total expense ratio for Franklin Emerging Market Debt Opportunities Fund were both in the second most expensive quintile of its Lipper expense group. The Board found the expenses of such Fund to be acceptable, however, noting that they were being subsidized by management and that the Fund’s actual total expense ratio was less than four basis points higher than the median of its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity

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SHAREHOLDER INFORMATION

measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or was being subsidized through a fee waiver, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the management contract for Franklin Emerging Markets Debt Opportunity Fund contains breakpoints which continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report
Franklin Emerging Market
Debt Opportunities Fund

Investment Manager
Franklin Templeton Investment Management Limited

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Institutional Services
(800) 321-8563
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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	699 A 09/16

Annual Report
and Shareholder Letter
July 31, 2016

Franklin Global Listed Infrastructure Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Global Listed Infrastructure Fund

We are pleased to bring you Franklin Global Listed Infrastructure Fund’s annual report for the fiscal year ended July 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of income and capital appreciation by investing, under normal market conditions, predominantly in infrastructure related companies globally, as defined in the Fund’s prospectus.

Performance Overview

For the year under review, Franklin Global Listed Infrastructure Fund – Class A had a +6.35% cumulative total return. In comparison, the Standard & Poor’s (S&P) Global Infrastructure Index, which tracks performance of stocks of large infrastructure companies around the world, had a +5.44% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew moderately during the 12-month period ended July 31, 2016, despite a general decline in private inventory and nonresidential fixed investments. However, personal consumption expenditure remained strong during the period. The manufacturing sector contracted in the middle of the period, but expanded during the last five months. The services sector also expanded during the period, contributing to new jobs and reducing the unemployment rate from 5.3% in July 2015 to 4.9% at period-end. Retail sales generally rose, while home sales declined due to high prices and low inventory.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% in December, but maintained the rate through period-end. In July, the Fed noted that U.S. labor market conditions had improved and the near-term risks to its economic outlook had declined. However, the Federal Open Market Committee maintained that the timing and size of the next interest rate hike will be determined by long-term economic conditions relative to its objectives of maximum employment and 2.0% inflation.

The global economy expanded moderately despite slower growth in some countries. Global developed and emerging

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

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market stocks, as measured by the MSCI All Country World Index, remained relatively flat during the 12-month period. An uptick in oil prices and accommodative monetary policy by various global central banks was offset by the effect of the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), worries about a slowdown in the Chinese economy, declining commodity prices, geopolitical tensions in certain regions and ongoing uncertainty about the Fed’s timing for raising interest rates. Although oil prices rose near the middle of the period after experiencing historic lows in 2015, prices fell toward period-end due to a strong global supply that exceeded demand. Gold prices rose during the period under review, while other commodity prices fell. The U.S. dollar appreciated against most currencies during the period.

In Europe, economic growth in the U.K. slowed in the first quarter of 2016, and rebounded marginally in the second quarter, supported by industrial production and services. Immediate effects of the Brexit in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. The eurozone grew slightly during the period, benefiting from lower oil prices, a weaker euro that supported exports and the European Central Bank’s (ECB) accommodative policy. However, growth moderated during the second quarter of 2016. After reducing the bank deposit rate in December, the ECB cut its benchmark interest rate and expanded its massive bond-buying program in March to boost the region’s slowing growth.

In Asia, Japan’s gross domestic product contracted in the fourth quarter of 2015 after expanding in the third quarter, as private consumption and residential investments declined. However, the economy grew more than expected during the first quarter of 2016, with increases in private consumption, government spending and exports. In January 2016, the Bank of Japan (BOJ) introduced a negative interest rate on excess reserves kept by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy. Meanwhile, China’s economy expanded at a steady pace in the second quarter of 2016 compared to the first quarter, driven by increased government spending. The People’s Bank of China cut its benchmark interest rates several times during the review period and also reduced the cash reserve requirement of banks in February 2016 to boost lending.

Investment Strategy

When selecting investments for the Fund’s portfolio, we use a bottom-up stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and infrastructure market fundamentals with top-down macro overlays to provide country/regional, infrastructure sector and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. Under normal market conditions, the Fund invests at least 80% of its net assets in securities listed on a domestic or foreign exchange of companies that are located around the world (including emerging markets) and whose principal business is the ownership, management, construction, operation, use or financing of infrastructure assets. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. We may invest up to 20% of net assets in emerging markets and may invest in infrastructure-related companies of any market capitalization

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size. We may use derivative instruments, including currency forward and futures contracts from time to time to help manage currency risks and manage local currency exposure.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchangerateonafuturedate.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Top 10 Holdings
7/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Transurban Group	7.0%
Highways & Railtracks, Australia
NextEra Energy Inc.	5.1%
Electric Utilities, U.S.
Aena SA	4.8%
Airport Services, Spain
TransCanada Corp.	4.7%
Oil & Gas Storage & Transportation, Canada
Enbridge Inc.	3.8%
Oil & Gas Storage & Transportation, Canada
Enel SpA	3.0%
Electric Utilities, Italy
Duke Energy Corp.	2.8%
Electric Utilities, U.S.
Iberdrola SA	2.8%
Electric Utilities, Spain
Flughafen Zuerich AG	2.8%
Airport Services, Switzerland
National Grid PLC	2.7%
Multi-Utilities, U.K.

Manager’s Discussion

During the 12-month period under review, key contributors to the Fund’s performance relative to the S&P Global Infrastructure Index included stock selection in the industrials sector with holdings in transportation infrastructure such as

Transurban Group.2 Transurban is an Australia-based company engaged in the development, operation and maintenance of toll roads. The company manages and develops urban toll road networks in the U.S. and Australia. Transurban has limited competition in the Australian toll roads sector. The mesh of toll roads operated by the company in major Australian cities, such as Sydney, Melbourne and Brisbane, creates synergies and a network effect, which we believe is almost impossible to replicate for any other toll road operator in Australia. Analysts expect the company to offer strong medium-term growth from upgrades to the existing toll roads and ongoing toll and traffic increases across its Australian concession portfolio. The company has also been executing well on its express lane initiatives in the U.S. We expect the company to grow earnings and dividends over the next three to five years.

Stock selection and an overweighting in the utilities sector also boosted performance compared to the Fund’s benchmark, including a position in ITC Holdings, a U.S.-based independent electricity transmission company.3,4 The company operates, maintains and invests in transmission infrastructure. Its customers include investor-owned utilities, municipalities, cooperatives, power marketers and alternative energy suppliers. The company is regulated with a fixed return on equity earned on investments as allowed by the Federal Energy Regulatory Commission. We liked the long-term contracted nature of its assets and held this stock for more than two years in our portfolio. In December 2015, the company announced a strategic review and said it was evaluating bids for a potential sale of the company. The stock appreciated significantly in December 2015 in anticipation of a buyout premium from a potential acquirer. In February 2016, Canadian utility Fortis was announced as the winning bidder for ITC and we sold our position soon after this announcement.

Another individual contributor to relative performance was our underweighted position in North American energy infrastructure company Kinder Morgan. We have been underweighted in Kinder Morgan compared to the Fund’s benchmark since 2015 due to our unfavorable view of the company’s mergers and acquisitions strategy. In particular, we felt the company overpaid for some acquisitions in 2014 and in the beginning of 2015. In November 2015, Kinder Morgan announced an acquisition, which put the company’s credit rating at risk of being downgraded to below investment grade

2. The industrials sector comprises airport services, construction and engineering, highways and railtracks, and marine ports and services in the SOI.
3. The utilities sector comprises electric utilities, gas utilities, multi-utilities, renewable electricity and water utilities in the SOI.
4. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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due to the target company’s debt. Kinder Morgan reduced its dividend by 75% to avoid a credit rating cut and the stock dropped precipitously in November and December as a result.

Conversely, the Fund’s overweighted investment in Japan Airport Terminal detracted from relative performance compared to the benchmark over the reporting period. Japan Airport Terminal is the operator of Tokyo Haneda Airport’s domestic and international terminals as well as retail shops in the international terminals of Narita and Kansai airports. The company has been a major beneficiary of continued strength in inbound tourism as Japan prepares for an increase in annual tourist arrivals. Although strong inbound traffic growth has continued in 2016, growth rates have declined since July 2015 and the tendency of new passengers to spend at the same rate as previous tourists has also fallen since the third quarter of 2015. This development has been an important driver for Japan Airport Terminal given its significant exposure to retail businesses. Despite shorter term headwinds, however, we have continued to see upside potential in the company relative to its Japanese infrastructure peers. In July of 2016, the government announced its intention to increase the number of international slots at Haneda airport each year leading up to the Tokyo Olympics in 2020. We expect such supportive news to continue to flow through to profitability for the company over the medium term.

The Fund’s investment in Canadian pipeline operator Veresen (sold by period-end) also detracted from results. Veresen is in the process of building a major liquefied natural gas (LNG) export terminal at Port of Coos Bay, Oregon. Due to the decline in price of LNG in the global markets, this project has been delayed. Veresen has been unable to secure long-term contracts from customers to use its LNG export facility. LNG facilities are generally built only after securing 15–20 year fixed fee take or pay contracts with customers. The delay and costs associated with this project has been negatively affecting the stock and so it has lagged its midstream sector peers.

Relative returns compared to the Fund’s benchmark were pressured further by the Fund’s investment in Sound Global, an integrated water and wastewater treatment provider in China.3 We initiated the position in 2014 to gain exposure to what is in our view one of the most attractive utility subsectors in China. The company has been a beneficiary of favorable Chinese policies in support of wastewater treatment as the government looks to clean up pollution and reduce environmental damage. However, in early 2015, the company came under fire when its auditors discovered that its bank balances did not match the

CFA® is a trademark owned by CFA Institute.

cash amounts on its financial statements. Over the course of a 10-month trading halt and extensive investigations by third-party forensic accounting firms, it became known that the mismatch was temporary and the result of an earnest money payment from Sound Global to its parent company, which was subsequently repaid with interest but not accounted for in accordance with international standards. The company ultimately replaced its chief financial officer and implemented new corporate governance guidelines before resuming trading in early 2016. We exited our position shortly thereafter, at slightly below the company’s historical trading range, but a fair value in our view, given likely persistence of market skepticism toward the name. We believe exiting at that time was beneficial, as the Hong Kong stock exchange mandated yet another trading suspension in April, and the stock remained suspended as of period-end.

Thank you for your continued participation in Franklin Global Listed Infrastructure Fund. We look forward to serving your future investment needs.

Ketul Sakhpara, CFA

Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Performance Summary as of July 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/16	7/31/15		Change
A (FLGIX)	$12.35	$11.81	+$	0.54
C (N/A)	$12.28	$11.74	+$	0.54
R (N/A)	$12.34	$11.80	+$	0.54
R6 (N/A)	$12.37	$11.83	+$	0.54
Advisor (N/A)	$12.37	$11.83	+$	0.54

Distributions[1] (8/1/15–7/31/16)
	Dividend	Short-Term
Share Class	Income	Capital Gain		Total
A	$0.1762	$0.0056		$0.1818
C	$0.0937	$0.0056		$0.0993
R	$0.1482	$0.0056		$0.1538
R6	$0.2214	$0.0056		$0.2270
Advisor	$0.2057	$0.0056		$0.2113

See page 12 for Performance Summary footnotes.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Performance as of 7/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/16)[6]	(with waiver)	(without waiver)
A					1.40%	2.16%
1-Year	+6.35%	+0.24%	$10,024	-1.98%
Since Inception (9/6/13)	+31.30%	+7.63%	$12,375	+6.74%
C					2.15%	2.91%
1-Year	+5.58%	+4.58%	$10,458	+2.37%
Since Inception (9/6/13)	+28.54%	+9.05%	$12,854	+8.22%
R					1.65%	2.41%
1-Year	+6.08%	+6.08%	$10,608	+3.87%
Since Inception (9/6/13)	+30.36%	+9.58%	$13,036	+8.73%
R6					0.96%	2.17%
1-Year	+6.78%	+6.78%	$10,678	+4.55%
Since Inception (9/6/13)	+32.68%	+10.25%	$13,268	+9.42%
Advisor					1.15%	1.91%
1-Year	+6.53%	+6.53%	$10,653	+4.32%
Since Inception (9/6/13)	+32.31%	+10.14%	$13,231	+9.31%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/6/13–7/31/16)

$13,000
$12,000
$11,000
$10,000
$9,000
9/13
7/14
7/15
7/16
$12,829
$12,375
Franklin Global Listed Infrastructure Fund
S&P Global Infrastructure Index[8]

Average Annual Total Return

Class A	7/31/16
1-Year	+0.24%
Since Inception (9/6/13)	+7.63%

Class C (9/6/13–7/31/16)

$13,000
$12,000
$11,000
$10,000
9/13
7/14
7/15
7/16
$12,854
$12,829
Franklin Global Listed Infrastructure Fund
S&P Global Infrastructure Index[8]

Average Annual Total Return

Class C	7/31/16
1-Year	+4.58%
Since Inception (9/6/13)	+9.05%

See page 12 for Performance Summary footnotes.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

Class R (9/6/13–7/31/16)

$14,000
$13,000
$12,000
$11,000
$10,000
9/13
7/14
7/15
7/16
$13,036
$12,829
Franklin Global Listed Infrastructure Fund
S&P Global Infrastructure Index[8]

Average Annual Total Return

Class R	7/31/16
1-Year	+6.08%
Since Inception (9/6/13)	+9.58%

Class R6 (9/6/13–7/31/16)

$14,000
$13,000
$12,000
$11,000
$10,000
9/13
7/14
7/15
7/16
$13,268
$12,829
Franklin Global Listed Infrastructure Fund
S&P Global Infrastructure Index[8]

Average Annual Total Return

Class R6	7/31/16
1-Year	+6.78%
Since Inception (9/6/13)	+10.25%

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. The Fund’s investments in infrastructure-related securities involve special risks, including but not limited to high interest costs, high leverage and increased susceptibility to adverse economic or regulatory developments affecting the sector. The risks of foreign investing may be greater in developing or emerging markets. Investors should be comfortable with fluctuations in the value of their investment, as small-and midsized-company stocks can be volatile, especially over the short term. Investments in utility company securities, if purchased for dividend yield, involve additional interest rate risks. When interest rates have risen, the stock prices of these companies have tended to fall. Thus, as prices of utility company stocks in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. By focusing on an industry or group of industries, the Fund carries much greater risk of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund’s use of derivatives and foreign currency techniques involve special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax basis net investment income and capital gain.
2. The Fund has expense and Class R6 transfer agency fee reductions contractually guaranteed through 11/30/16. Fund investment results reflect the expense and fee reductions; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P Global Infrastructure Index tracks performance of stocks of large infrastructure companies around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/16	Value 7/31/16	Period* 2/1/16–7/31/16
A
Actual	$1,000	$1,189.10	$7.62
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.02
C
Actual	$1,000	$1,184.80	$11.68
Hypothetical (5% return before expenses)	$1,000	$1,014.17	$10.77
R
Actual	$1,000	$1,188.10	$8.81
Hypothetical (5% return before expenses)	$1,000	$1,016.81	$8.12
R6
Actual	$1,000	$1,194.20	$5.18
Hypothetical (5% return before expenses)	$1,000	$1,020.14	$4.77
Advisor
Actual	$1,000	$1,189.90	$6.26
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.77

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.40%;
C: 2.15%; R: 1.62%; R6: 0.95%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Global Listed Infrastructure Fund
	Year Ended July 31,
	2016	2015	2014 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.81	$12.35	$10.00
Income from investment operations[b]:
Net investment income[c]	0.22	0.19	0.27
Net realized and unrealized gains (losses)	0.51	(0.34)	2.20
Total from investment operations.	0.73	(0.15)	2.47
Less distributions from:
Net investment income	(0.18)	(0.19)	(0.11)
Net realized gains	(0.01)	(0.20)	(0.01)
Total distributions	(0.19)	(0.39)	(0.12)
Net asset value, end of year	$12.35	$11.81	$12.35

Total return[d]	6.35%	(1.08)%	24.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.24%	2.21%	4.03%
Expenses net of waiver and payments by affiliates[f]	1.40%	1.45%	1.28%
Net investment income.	1.93%	1.62%	2.59%

Supplemental data
Net assets, end of year (000’s)	$24,889	$28,568	$14,934
Portfolio turnover rate	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Year Ended July 31,
	2016	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.74	$12.28	$10.00
Income from investment operations[b]:
Net investment income[c]	0.13	0.11	0.22
Net realized and unrealized gains (losses)	0.51	(0.33)	2.16
Total from investment operations.	0.64	(0.22)	2.38
Less distributions from:
Net investment income	(0.09)	(0.12)	(0.09)
Net realized gains	(0.01)	(0.20)	(0.01)
Total distributions	(0.10)	(0.32)	(0.10)
Net asset value, end of year	$12.28	$11.74	$12.28

Total return[d]	5.58%	(1.78)%	23.95%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.99%	2.91%	4.85%
Expenses net of waiver and payments by affiliates[f]	2.15%	2.15%	2.10%
Net investment income.	1.18%	0.92%	1.77%

Supplemental data
Net assets, end of year (000’s)	$4,515	$4,855	$2,988
Portfolio turnover rate	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Year Ended July 31,
	2016	2015	2014 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.80	$12.32	$10.00
Income from investment operations[b]:
Net investment income[c]	0.19	0.16	0.25
Net realized and unrealized gains (losses)	0.51	(0.33)	2.18
Total from investment operations.	0.70	(0.17)	2.43
Less distributions from:
Net investment income	(0.15)	(0.15)	(0.10)
Net realized gains	(0.01)	(0.20)	(0.01)
Total distributions	(0.16)	(0.35)	(0.11)
Net asset value, end of year	$12.34	$11.80	$12.32

Total return[d]	6.08%	(1.29)%	24.48%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.47%	2.41%	4.35%
Expenses net of waiver and payments by affiliates[f]	1.63%	1.65%	1.60%
Net investment income.	1.70%	1.42%	2.27%

Supplemental data
Net assets, end of year (000’s)	$63	$62	$81
Portfolio turnover rate	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Year Ended July 31,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.83	$12.36	$10.00
Income from investment operations[b]:
Net investment income[c]	0.27	0.23	0.26
Net realized and unrealized gains (losses)	0.50	(0.33)	2.24
Total from investment operations.	0.77	(0.10)	2.50
Less distributions from:
Net investment income	(0.22)	(0.23)	(0.13)
Net realized gains	(0.01)	(0.20)	(0.01)
Total distributions	(0.23)	(0.43)	(0.14)
Net asset value, end of year	$12.37	$11.83	$12.36

Total return[d]	6.78%	(0.75)%	25.20%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.26%	2.17%	5.21%
Expenses net of waiver and payments by affiliates[f]	1.00%	1.07%	1.03%
Net investment income.	2.33%	2.00%	2.84%

Supplemental data
Net assets, end of year (000’s)	$12	$12	$12
Portfolio turnover rate	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
	Year Ended July 31,
	2016	2015	2014 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.83	$12.36	$10.00
Income from investment operations[b]:
Net investment income[c]	0.25	0.20	0.29
Net realized and unrealized gains (losses)	0.51	(0.31)	2.20
Total from investment operations.	0.76	(0.11)	2.49
Less distributions from:
Net investment income	(0.21)	(0.22)	(0.12)
Net realized gains	(0.01)	(0.20)	(0.01)
Total distributions	(0.22)	(0.42)	(0.13)
Net asset value, end of year	$12.37	$11.83	$12.36

Total return[d]	6.53%	(0.74)%	25.13%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.99%	1.91%	3.85%
Expenses net of waiver and payments by affiliates[f]	1.15%	1.15%	1.10%
Net investment income.	2.18%	1.92%	2.77%

Supplemental data
Net assets, end of year (000’s)	$957	$556	$357
Portfolio turnover rate	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2016
Franklin Global Listed Infrastructure Fund
	Country	Shares	Value

Common Stocks and Other Equity Interests 99.1%
Airport Services 17.7%
Aena SA	Spain	10,121	$1,459,083
Auckland International Airport Ltd	New Zealand	79,155	421,357
Flughafen Zuerich AG	Switzerland	4,480	839,884
Grupo Aeroportuario del Pacifico SAB de CV, ADR.	Mexico	7,211	708,625
Grupo Aeroportuario del Sureste SAB de CV, ADR.	Mexico	1,080	166,007
Japan Airport Terminal Co. Ltd	Japan	14,100	632,591
Macquarie Infrastructure Corp	United States	7,690	589,439
SATS Ltd	Singapore	69,000	224,989
Sydney Airport	Australia	60,336	346,438
			5,388,413
Construction & Engineering 2.6%
Eiffage SA	France	4,410	338,729
[a] Ferrovial SA	Spain	7,299	151,027
Vinci SA	France	4,180	317,138
			806,894
Electric Utilities 23.0%
American Electric Power Co. Inc	United States	8,060	558,558
Duke Energy Corp	United States	10,120	866,171
Edison International	United States	5,420	419,400
Enel SpA	Italy	195,954	901,794
Entergy Corp	United States	2,390	194,522
Exelon Corp	United States	14,630	545,406
Iberdrola SA	Spain	125,174	859,613
NextEra Energy Inc	United States	12,050	1,545,894
PG&E Corp	United States	8,120	519,193
PPL Corp	United States	11,100	418,581
Xcel Energy Inc	United States	3,960	174,161
			7,003,293
Gas Utilities 1.6%
Atmos Energy Corp	United States	6,030	481,134
Highways & Railtracks 14.6%
Abertis Infraestructuras SA	Spain	33,150	521,248
Atlantia SpA.	Italy	31,576	788,682
Groupe Eurotunnel SE	France	59,280	615,712
Macquarie Atlas Roads Group	Australia	43,143	190,705
Qube Logistics Holdings Ltd	Australia	102,314	198,154
Transurban Group	Australia	222,232	2,119,942
			4,434,443
Marine Ports & Services 2.9%
China Merchants Holdings International Co. Ltd	China	190,000	557,181
COSCO Pacific Ltd	China	120,000	123,746
DP World Ltd	United Arab Emirates	12,321	209,334
			890,261
Multi-Utilities 11.5%
Centrica PLC	United Kingdom	63,260	201,776
Dominion Resources Inc	United States	7,000	546,140
DTE Energy Co	United States	5,810	566,591
Engie SA	France	18,760	308,713
National Grid PLC.	United Kingdom	56,330	807,071

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Listed Infrastructure Fund (continued)
	Country	Shares	Value

Common Stocks and Other Equity Interests (continued)
Multi-Utilities (continued)
Public Service Enterprise Group Inc	United States	8,330	$383,263
Sempra Energy	United States	3,850	430,738
Veolia Environnement	France	11,820	262,340
			3,506,632
Oil & Gas Storage & Transportation 20.3%
[a] Cheniere Energy Inc	United States	10,750	449,673
Cheniere Energy Partners LP Holdings LLC	United States	9,560	193,590
Enbridge Energy Partners LP.	United States	7,388	172,584
Enbridge Inc	Canada	28,444	1,171,211
Energy Transfer Equity LP	United States	22,724	376,991
Genesis Energy LP.	United States	4,608	167,639
Kinder Morgan Inc	United States	24,550	499,102
ONEOK Inc	United States	1,470	65,841
Pembina Pipeline Corp	Canada	11,000	321,128
Shell Midstream Partners LP	United States	4,271	138,850
Spectra Energy Corp	United States	9,880	355,384
Targa Resources Corp	United States	4,740	176,612
TransCanada Corp	Canada	30,507	1,415,895
Ultrapar Participacoes SA, ADR	Brazil	8,461	192,657
The Williams Cos. Inc	United States	20,000	479,400
			6,176,557
Renewable Electricity 3.0%
EDP Renovaveis SA	Spain	47,410	383,544
NextEra Energy Partners LP	United States	5,978	186,693
Pattern Energy Group Inc	United States	14,020	341,667
			911,904
Water Utilities 1.9%
American Water Works Co. Inc	United States	4,430	365,829
Beijing Enterprises Water Group Ltd	China	158,000	95,927
Guangdong Investment Ltd	China	72,000	110,444
			572,200
Total Common Stocks and Other Equity Interests
(Cost $26,129,172)			30,171,731
Other Assets, less Liabilities 0.9%			264,704
Net Assets 100.0%			$30,436,435

See Abbreviations on page 33.

aNon-income producing.

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FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
July 31, 2016

Franklin Global Listed Infrastructure Fund

Assets:
Investments in securities:
Cost	$26,129,172
Value	$30,171,731
Cash	263,997
Receivables:
Investment securities sold	74,753
Capital shares sold	147,438
Dividends	85,580
Affiliates	12,839
Other assets.	10
Total assets	30,756,348
Liabilities:
Payables:
Investment securities purchased	74,797
Capital shares redeemed	226,346
Distribution fees	8,956
Accrued expenses and other liabilities	9,814
Total liabilities	319,913
Net assets, at value.	$30,436,435
Net assets consist of:
Paid-in capital.	$29,296,513
Undistributed net investment income	255,327
Net unrealized appreciation (depreciation)	4,041,773
Accumulated net realized gain (loss)	(3,157,178)
Net assets, at value.	$30,436,435

22 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2016

Franklin Global Listed Infrastructure Fund

Class A:
Net assets, at value.	$24,889,432
Shares outstanding	2,015,618
Net asset value per share[a]	$12.35
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.10
Class C:
Net assets, at value.	$4,515,443
Shares outstanding	367,841
Net asset value and maximum offering price per share[a]	$12.28
Class R:
Net assets, at value.	$62,653
Shares outstanding	5,079
Net asset value and maximum offering price per share	$12.34
Class R6:
Net assets, at value.	$12,372
Shares outstanding	1,000
Net asset value and maximum offering price per share	$12.37
Advisor Class:
Net assets, at value.	$956,535
Shares outstanding	77,298
Net asset value and maximum offering price per share	$12.37

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2016

Franklin Global Listed Infrastructure Fund

Investment income:
Dividends (net of foreign taxes of $53,907)	$946,755
Expenses:
Management fees (Note 3a)	284,280
Distribution fees: (Note 3c)
Class A	59,033
Class C	40,932
Class R	274
Transfer agent fees: (Note 3e)
Class A	53,526
Class C	9,279
Class R	130
Class R6	56
Advisor Class.	1,530
Custodian fees (Note 4)	4,488
Reports to shareholders	26,810
Registration and filing fees	85,623
Professional fees	87,296
Other	11,141
Total expenses.	664,398
Expense reductions (Note 4)	(32)
Expenses waived/paid by affiliates (Note 3f)	(237,552)
Net expenses.	426,814
Net investment income	519,941
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(2,491,498)
Foreign currency transactions	12,382
Net realized gain (loss)	(2,479,116)
Net change in unrealized appreciation (depreciation) on:
Investments	3,103,139
Translation of other assets and liabilities
denominated in foreign currencies	1,745
Net change in unrealized appreciation (depreciation)	3,104,884
Net realized and unrealized gain (loss)	625,768
Net increase (decrease) in net assets resulting from operations	$1,145,709

24 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Listed Infrastructure Fund

	Year Ended July 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$519,941	$456,768
Net realized gain (loss)	(2,479,116)	(390,888)
Net change in unrealized appreciation (depreciation)	3,104,884	(474,357)
Net increase (decrease) in net assets resulting from operations	1,145,709	(408,477)
Distributions to shareholders from:
Net investment income:
Class A	(388,128)	(341,492)
Class C	(36,162)	(38,398)
Class R	(761)	(1,004)
Class R6	(221)	(228)
Advisor Class	(11,501)	(14,227)
Net realized gains:
Class A	(12,503)	(398,036)
Class C	(2,105)	(75,949)
Class R	(28)	(1,327)
Class R6	(6)	(200)
Advisor Class	(295)	(24,403)
Total distributions to shareholders	(451,710)	(895,264)
Capital share transactions: (Note 2)
Class A	(4,192,015)	14,656,899
Class C	(453,708)	2,070,985
Class R	(2,325)	(15,503)
Advisor Class	337,706	270,867
Total capital share transactions	(4,310,342)	16,983,248
Net increase (decrease) in net assets	(3,616,343)	15,679,507
Net assets:
Beginning of year.	34,052,778	18,373,271
End of year	$30,436,435	$34,052,778
Undistributed net investment income included in net assets:
End of year	$255,327	$147,155

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

Franklin Global Listed Infrastructure Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Listed Infrastructure Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

26 Annual Report

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

2. Shares of Beneficial Interest

At July 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
		2016 [a]		2015 [a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	419,330	$4,778,360	1,760,814	$21,316,096
Shares issued in reinvestment of distributions	29,342	315,361	46,733	542,339
Shares redeemed	(851,697)	(9,285,736)	(598,387)	(7,201,536)
Net increase (decrease)	(403,025)	$(4,192,015)	1,209,160	$14,656,899
Class C Shares:
Shares sold	92,952	$1,046,570	332,603	$4,015,545
Shares issued in reinvestment of distributions	3,587	38,020	9,848	113,657
Shares redeemed	(142,196)	(1,538,298)	(172,202)	(2,058,217)
Net increase (decrease)	(45,657)	$(453,708)	170,249	$2,070,985

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

		Year Ended July 31,
		2016 [a]		2015	[a]
	Shares	Amount	Shares			Amount
Class R Shares:
Shares sold	1	$15	1,610			$20,245
Shares issued in reinvestment of distributions	60	635	170			1,977
Shares redeemed	(273)	(2,975)	(3,089)			(37,725)
Net increase (decrease)	(212)	$(2,325)	(1,309)			$(15,503)
Advisor Class Shares:
Shares sold	40,110	$445,500	125,197			$1,521,972
Shares issued in reinvestment of distributions	963	10,446	3,281			37,718
Shares redeemed	(10,725)	(118,240)	(110,450)			(1,288,823)
Net increase (decrease)	30,348	$337,706	18,028			$270,867
[a]During the year, Class R6 did not report any share transactions.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

For the year ended July 31, 2016, the effective investment management fee rate was 1.000% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT

Institutional based on the Fund’s average net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

3. Transactions with Affiliates (continued)
c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$9,768
CDSC retained	$930

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2016, the Fund paid transfer agent fees of $64,521, of which $40,986 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.15%, and Class R6 does not exceed 0.96% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to December 1, 2015, the expenses for Class R6 were limited to 1.08%.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

g. Other Affiliated Transactions

At July 31, 2016, Franklin Advisers, Inc., an affiliate of FT Institutional, owned 12.2% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$965,699
Long term	1,593,213
Total capital loss carryforwards	$2,558,912

The tax character of distributions paid during the years ended July 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$451,710	$882,256
Long term capital gain	—	13,008
	$451,710	$895,264

At July 31, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$26,730,691

Unrealized appreciation	$4,811,326
Unrealized depreciation	(1,370,286)
Net unrealized appreciation (depreciation)	$3,441,040
Distributable earnings - undistributed ordinary income	$258,580

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2016, aggregated $18,176,492 and $22,277,207, respectively.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At July 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Listed Infrastructure Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Listed Infrastructure Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2016

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Tax Information (unaudited)

Franklin Global Listed Infrastructure Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 73.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $887,778 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on September 14, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0230	$0.1611	$0.1410
Class C	$0.0230	$0.1158	$0.1014
Class R	$0.0230	$0.1357	$0.1190
Class R6	$0.0230	$0.1856	$0.1623
Advisor Class	$0.0230	$0.1763	$0.1541

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

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TAX INFORMATION (UNAUDITED)

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and Since 2010		Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President Since May 2016		Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President Since 2000		Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Funds). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared the Funds’ investment performance and expenses with those of other funds deemed comparable to the Funds as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund was consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Funds’ portfolio management team, the number of accounts managed and general method of compensation. In this latter

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SHAREHOLDER INFORMATION

respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for the Fund showed the investment performance of the largest share class of the particular Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2015, and for additional periods ended that date depending on when the Fund commenced operations. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The performance universe for this Fund consisted of the Fund and all retail and institutional global infrastructure funds as selected by Lipper. The Broadridge report showed the total return of the Fund’s Class A shares for the one-year period to be in the middle performing quintile of such performance universe. The Board found the Fund’s comparative performance as shown in the Broadridge report to be acceptable, noting that this Fund has been operational for less than three years.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the fund as being part of the management fee. The contractual investment management fee rate for Franklin Global Listed Infrastructure Fund was within six basis points of the median of its Lipper expense group and its actual total expense ratio was within 1.5 basis points of the median after a fee waiver. The Board was satisfied with the comparative expenses of such Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to

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SHAREHOLDER INFORMATION

periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or was being subsidized through a fee waiver, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the management contract for Franklin Global Listed Infrastructure Fund contains breakpoints which continue to asset levels that exceed the present size of the Funds. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Global Listed Infrastructure Fund

Investment Manager
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	997 A 09/16

Annual Report
and Shareholder Letter
July 31, 2016

Franklin Global Real Estate Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Global Real Estate Fund

This annual report for Franklin Global Real Estate Fund covers the fiscal year ended July 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.1

Performance Overview

For the 12 months ended July 31, 2016, the Fund’s Class A shares posted a +12.05% cumulative total return. In comparison, the FTSE® EPRA®/NAREIT® Developed Index, which measures global real estate markets in North America, Europe and Asia, delivered a +14.30% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew moderately during the 12-month period ended July 31, 2016, despite a general decline in private inventory and nonresidential fixed investments. However, personal consumption expenditure remained strong during the period. The manufacturing sector contracted in the middle of the period, but expanded during the last five months. The services sector also expanded during the period, contributing to new jobs and reducing the unemployment rate from 5.3% in

July 2015 to 4.9% at period-end. Retail sales generally rose, while home sales rates declined due to high prices and low inventory.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% in December, but maintained the rate through period-end. In July, the Fed noted that U.S. labor market conditions had improved and the near-term risks to its economic outlook had declined. However, the Federal Open Market Committee maintained that the timing and size of the next interest rate hike will be determined by long-term economic conditions relative to its objectives of maximum employment and 2.0% inflation.

The global economy expanded moderately despite slower growth in some countries. Global developed and emerging market stocks, as measured by the MSCI All Country World Index, remained relatively flat during the 12-month period. An uptick in oil prices and accommodative monetary policy by various global central banks was offset by the effect of the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), worries about a slowdown in the Chinese economy, declining commodity prices, geopolitical tensions in certain regions and ongoing uncertainty about the Fed’s timing for raising interest rates. Although oil prices rose near the middle of the period after experiencing historic lows in 2015, prices fell toward period-end due to a strong global supply that exceeded demand. Gold prices rose during the period under review, while other commodity prices fell. The U.S. dollar appreciated against most currencies during the period.

In Europe, economic growth in the U.K. slowed in the first quarter of 2016, and rebounded marginally in the second quarter, supported by industrial production and services. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit

1. REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in “equity” REITs, which also take ownership positions in real estate.
Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.
2. Source: Morningstar
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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Portfolio Breakdown
Based on Total Net Assets as of 7/31/16

rating was downgraded. The eurozone grew slightly during the period, benefiting from lower oil prices, a weaker euro that supported exports and the European Central Bank’s (ECB) accommodative policy. However, growth moderated during the second quarter of 2016. After reducing the bank deposit rate in December, the ECB cut its benchmark interest rate and expanded its massive bond-buying program in March to boost the region’s slowing growth.

In Asia, Japan’s gross domestic product contracted in the fourth quarter of 2015 after expanding in the third quarter, as private consumption and residential investments declined. However, the economy grew more than expected during the first quarter of 2016, with increases in private consumption, government spending and exports. In January 2016, the Bank of Japan (BOJ) introduced a negative interest rate on excess reserves

Geographic Breakdown

Based on Total Net Assets as of 7/31/16

kept by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy. Meanwhile, China’s economy expanded at a steady pace in the second quarter of 2016 compared to the first quarter, driven by increased government spending. The People’s Bank of China cut its benchmark interest rates several times during the review period and also reduced the cash reserve requirement of banks in February 2016 to boost lending.

Global Real Estate Market Overview

According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, Germany outpaced the index and led global real estate markets. Sweden, New Zealand and Australia also posted solid results. In contrast, some markets represented in the index lost value, including the U.K., Italy, the Guernsey Islands and Greece. At period-end, the U.S. was the index’s largest country weighting.

Investment Strategy

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the

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global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up stock selection process that incorporates macro-level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We may use derivative instruments, such as currency forward contracts, from time to time to help manage currency risk and the Fund’s exposure to various currencies.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchangerateonafuturedate.

Top 10 Holdings
7/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Simon Property Group Inc.	5.8%
Retail REITs, U.S.
Unibail-Rodamco SE	2.5%
Retail REITs, France
Mitsui Fudosan Co. Ltd.	2.4%
Diversified Real Estate Activities, Japan
Prologis Inc.	2.3%
Industrial REITs, U.S.
Ventas Inc.	2.3%
Health Care REITs, U.S.
Welltower Inc.	2.1%
Health Care REITs, U.S.
Scentre Group	2.1%
Retail REITs, Australia
Boston Properties Inc.	2.0%
Office REITs, U.S.
Mitsubishi Estate Co. Ltd.	2.0%
Diversified Real Estate Activities, Japan
Public Storage	1.8%
Specialized REITs, U.S.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT

Developed Index included stock selection and an underweighting in the diversified industry, with holdings such as ADO Properties.3 We bought stock in ADO Properties at the initial public offering in 2015, after we found the company attractive in relation to net asset value, asset quality and location in comparison to the German residential peer group. ADO’s operational and financial performance was positive according to our internal analysis. In addition, many analysts covering the company anticipate further valuation increases based on recent local property transactions. The company outperformed its peer group operationally with stronger-than-average rental growth and projected 5% growth for the full year 2016. The projected growth seemed low to us after ADO Properties achieved 5.9% in the first quarter of 2016. We purchased additional shares during the period based on these factors. An overweighted investment in the specialty industry also boosted results.4 Shares of U.S.-based data center company CoreSite Realty5 rose during the period, and significantly outperformed the specialty industry and the benchmark. The company reported strong financial results in its second quarter report with strong gains during the trailing one-year period. Investors also seemed encouraged by leasing demand for its new data centers as well as the company’s conservative debt level. Within the manufactured homes industry, the Fund’s investment in U.S.-based Equity Lifestyle Properties also enhanced relative performance during the reporting period.6 Equity Lifestyle Properties, which focuses on owning and operating manufactured housing and resort communities in the U.S., performed well during the reporting period. The stock’s performance reflected continued strength in manufactured housing fundamentals. The company’s core results, with predictable and stable cash flow growth, consistently exceeded investor expectations during the past few years. In our view, the management team also has a strong track record in terms of taking advantage of consolidation opportunities within the highly fragmented manufactured housing industry.

Conversely, key detractors from the Fund’s relative performance included stock selection in the office space industry.7 Shares of U.K.-based office REIT Derwent London lagged the overall property benchmark over the reporting period, along with other U.K. property stocks, after Britain unexpectedly voted to leave the European Union. This development effectively caused the British pound to decline

3. Diversified holdings are in diversified real estate activities, diversified REITs, real estate development, real estate operating companies and residential REITs in the SOI.
4. Specialty holdings are in office REITs and specialized REITs in the SOI.
5. Not an index component
6. Manufactured homes holdings are in residential REITs in the SOI.
7. Office space holdings are in office REITs in the SOI.

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versus the U.S. dollar during the period. Fundamentally, we believe that Derwent has been showing healthy demand, strong rental growth and low vacancy in the West End and fringes of London City. The company traded at what we believed to be a discount, with a conservative balance sheet. In our opinion, Derwent has one of the best management teams in the European property industry. The Fund’s overweighted positioning and stock selection in the retail property industry also weighed on results.8 Shares of U.K.-based Land Securities Group also depreciated over the reporting period due to the unexpected Brexit vote and its negative effect on the value of the British pound. The company traded at what we considered an attractive discount, much lower than its 10-year historical average. In our opinion, Land Securities had a healthy balance sheet featuring strong loan-to-value metrics with limited development risk that, along with a strong management team, made the company well positioned to acquire assets if distressed properties become available in the U.K. Other individual detractors included Spanish hotelier Melia Hotels International. Shares underperformed during the period as investor uncertainty about the Spanish election and the Brexit vote weighed on the stock. The stock benefited from the company’s inclusion in the IBEX35 Index and strong first-half results with overall improved revenue per room metrics. Melia’s American resorts continued to suffer from weak revenue per room metrics. However, strong results from the company’s Spanish and Mediterranean resort hotels outweighed this factor, as the region experienced increased tourist numbers and gained market share from other holiday destinations impacted by terror attacks.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2016, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

                                     Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. Retail property holdings are in diversified real estate activities, diversified REITs, real estate operating companies and retail REITs in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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Performance Summary as of July 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/16	7/31/15	Change
A (FGRRX)	$9.73	$8.83	+$0.90
C (FCGRX)	$9.58	$8.72	+$0.86
R6 (N/A)	$9.78	$8.88	+$0.90
Advisor (FVGRX)	$9.78	$8.88	+$0.90

Distributions[1] (8/1/15–7/31/16)
	Dividend
Share Class	Income
A	$0.1425
C	$0.0952
R6	$0.1807
Advisor	$0.1667

See page 11 for Performance Summary footnotes.

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FRANKLIN GLOBAL REAL ESTATE FUND
PERFORMANCE SUMMARY

Performance as of 7/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/16)[6]	(with waiver)	(without waiver)
A					1.40%	1.53%
1-Year	+12.05%	+5.59%	$10,559	+4.38%
5-Year	+47.84%	+6.86%	$13,934	+6.04%
10-Year	+32.56%	+2.25%	$12,494	+1.97%
C					2.15%	2.28%
1-Year	+11.11%	+10.11%	$11,011	+9.01%
5-Year	+42.62%	+7.36%	$14,262	+6.57%
10-Year	+23.68%	+2.15%	$12,368	+1.87%
R6					0.99%	1.13%
1-Year	+12.49%	+12.49%	$11,249	+11.06%
3-Year	+31.27%	+9.49%	$13,127	+8.15%
Since Inception (5/1/13)	+19.50%	+5.64%	$11,950	+4.26%
Advisor					1.15%	1.28%
1-Year	+12.31%	+12.31%	$11,231	+10.99%
5-Year	+50.09%	+8.46%	$15,009	+7.64%
10-Year	+36.65%	+3.17%	$13,665	+2.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN GLOBAL REAL ESTATE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

8/06	7/08	7/10	7/12	7/14	7/16
Franklin Global Real Estate Fund			FTSE EPRA/NAREIT Developed Index[8]

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has expense and Class R6 transfer agency fee reductions contractually guaranteed through 11/30/16. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money Fund and/or other Franklin Templeton Fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense and fee reductions; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The FTSE EPRA/NAREIT Developed Index is a free-float adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/16	Value 7/31/16	Period* 2/1/16–7/31/16
A
Actual	$1,000	$1,173.70	$7.57
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.02
C
Actual	$1,000	$1,168.30	$11.59
Hypothetical (5% return before expenses)	$1,000	$1,014.17	$10.77
R6
Actual	$1,000	$1,175.50	$5.35
Hypothetical (5% return before expenses)	$1,000	$1,019.94	$4.97
Advisor
Actual	$1,000	$1,174.10	$6.22
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.77

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.40%;
C: 2.15%; R6: 0.99%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights
Franklin Global Real Estate Fund
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.83	$8.69	$7.88	$7.42	$7.21
Income from investment operations[a]:
Net investment income[b]	0.15	0.10	0.11	0.11	0.12
Net realized and unrealized gains (losses)	0.89	0.18	0.82	0.59	0.17
Total from investment operations	1.04	0.28	0.93	0.70	0.29
Less distributions from net investment income	(0.14)	(0.14)	(0.12)	(0.24)	(0.08)
Net asset value, end of year.	$9.73	$8.83	$8.69	$7.88	$7.42

Total return[c]	12.05%	3.27%	12.13%	9.44%	4.12%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	1.54%	1.58%	1.61%	1.62%	1.68%
Expenses net of waiver and payments by affiliates and expense
reduction	1.40%[d]	1.45%[d]	1.45%[d]	1.44%[d]	1.37%
Net investment income	1.69%	1.06%	1.31%	1.37%	1.72%

Supplemental data
Net assets, end of year (000’s)	$102,958	$102,228	$90,653	$86,575	$53,727
Portfolio turnover rate	28.00%	26.05%	22.37%	19.43%	25.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.72	$8.58	$7.80	$7.34	$7.17
Income from investment operations[a]:
Net investment income[b]	0.08	0.03	0.05	0.05	0.07
Net realized and unrealized gains (losses)	0.88	0.20	0.81	0.59	0.16
Total from investment operations	0.96	0.23	0.86	0.64	0.23
Less distributions from net investment income	(0.10)	(0.09)	(0.08)	(0.18)	(0.06)
Net asset value, end of year.	$9.58	$8.72	$8.58	$7.80	$7.34

Total return[c]	11.11%	2.70%	11.28%	8.64%	3.39%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	2.29%	2.28%	2.31%	2.32%	2.38%
Expenses net of waiver and payments by affiliates and expense
reduction	2.15%[d]	2.15%[d]	2.15%[d]	2.14%[d]	2.07%
Net investment income	0.94%	0.36%	0.61%	0.67%	1.02%

Supplemental data
Net assets, end of year (000’s)	$20,906	$23,124	$20,896	$21,350	$12,043
Portfolio turnover rate	28.00%	26.05%	22.37%	19.43%	25.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.88	$8.74	$7.92	$8.70
Income from investment operations[b]:
Net investment income[c]	0.18	0.14	0.15	0.04
Net realized and unrealized gains (losses)	0.90	0.18	0.82	(0.82)
Total from investment operations	1.08	0.32	0.97	(0.78)
Less distributions from net investment income	(0.18)	(0.18)	(0.15)	—
Net asset value, end of year	$9.78	$8.88	$8.74	$7.92

Total return[d]	12.49%	3.71%	12.51%	(8.97)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.23%	1.13%	1.15%	1.15%
Expenses net of waiver and payments by affiliates and expense reduction[f]	0.99%	0.99%	0.99%	0.99%
Net investment income	2.10%	1.52%	1.77%	1.82%

Supplemental data
Net assets, end of year (000’s)	$16	$246	$768	$379
Portfolio turnover rate	28.00%	26.05%	22.37%	19.43%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
		Year Ended July 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.88	$8.73	$7.91	$7.46	$7.23
Income from investment operations[a]:
Net investment income[b]	0.17	0.12	0.13	0.13	0.13
Net realized and unrealized gains (losses)	0.90	0.19	0.83	0.59	0.18
Total from investment operations	1.07	0.31	0.96	0.72	0.31
Less distributions from net investment income	(0.17)	(0.16)	(0.14)	(0.27)	(0.08)
Net asset value, end of year.	$9.78	$8.88	$8.73	$7.91	$7.46

Total return	12.31%	3.67%	12.39%	9.78%	4.48%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	1.29%	1.28%	1.31%	1.32%	1.38%
Expenses net of waiver and payments by affiliates and expense
reduction	1.15%[c]	1.15%[c]	1.15%[c]	1.14%[c]	1.07%
Net investment income	1.94%	1.36%	1.61%	1.67%	2.02%

Supplemental data
Net assets, end of year (000’s)	$51,617	$45,451	$52,423	$48,116	$39,255
Portfolio turnover rate	28.00%	26.05%	22.37%	19.43%	25.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2016
Franklin Global Real Estate Fund
	Country	Shares	Value

Common Stocks 99.5%
Diversified Real Estate Activities 9.0%
CapitaLand Ltd	Singapore	702,124	$1,660,747
City Developments Ltd	Singapore	150,100	953,105
Mitsubishi Estate Co. Ltd	Japan	184,854	3,493,005
Mitsui Fudosan Co. Ltd	Japan	188,595	4,163,186
New World Development Co. Ltd	Hong Kong	1,361,000	1,582,436
Sun Hung Kai Properties Ltd	Hong Kong	157,727	2,256,786
Tokyo Tatemono Co. Ltd	Japan	83,690	1,056,731
The Wharf Holdings Ltd	Hong Kong	95,694	659,316
			15,825,312
Diversified REITs 6.1%
Activia Properties Inc	Japan	170	890,924
[a] Activia Properties Inc., 144A	Japan	47	246,314
Hispania Activos Inmobiliarios SOCIMI SA	Spain	64,988	869,349
Hulic REIT Inc	Japan	476	844,896
Kenedix Office Investment Corp	Japan	247	1,548,514
Land Securities Group PLC	United Kingdom	140,705	2,036,434
Spirit Realty Capital Inc	United States	109,700	1,499,599
United Urban Investment Corp	Japan	469	878,873
VEREIT Inc	United States	166,400	1,840,384
			10,655,287
Health Care REITs 6.6%
HCP Inc	United States	42,454	1,665,470
OMEGA Healthcare Investors Inc	United States	36,700	1,266,150
Physicians Realty Trust.	United States	48,200	1,046,904
Ventas Inc	United States	52,009	3,961,006
Welltower Inc	United States	46,558	3,693,446
			11,632,976
Homebuilding 0.4%
D.R. Horton Inc	United States	22,720	747,034
Hotel & Resort REITs 2.6%
Hoshino Resorts REIT Inc	Japan	61	749,914
Host Hotels & Resorts Inc	United States	108,820	1,930,467
Summit Hotel Properties Inc	United States	75,700	1,073,426
Sunstone Hotel Investors Inc	United States	66,399	883,107
			4,636,914
Hotels, Resorts & Cruise Lines 0.6%
Hilton Worldwide Holdings Inc	United States	17,410	403,738
Melia Hotels International SA	Spain	52,095	618,283
			1,022,021
Industrial REITs 7.3%
Duke Realty Corp	United States	79,100	2,277,289
First Industrial Realty Trust Inc	United States	52,700	1,553,069
Goodman Group	Australia	291,105	1,667,050
Mapletree Logistics Trust	Singapore	668,637	526,348
Nippon Prologis REIT Inc	Japan	507	1,264,955
PLA Administradora Industrial S de RL de CV	Mexico	277,000	458,713
[a] PLA Administradora Industrial S de RL de CV, 144A	Mexico	149,400	247,407
Prologis Inc	United States	74,020	4,033,350
Rexford Industrial Realty Inc	United States	32,000	731,520
			12,759,701

18 Annual Report

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Real Estate Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Office REITs 11.8%
Alexandria Real Estate Equities Inc	United States	19,284	$2,165,593
Boston Properties Inc	United States	25,232	3,586,224
Brandywine Realty Trust	United States	57,000	961,590
Daiwa Office Investment Corp	Japan	33	197,512
[a] Daiwa Office Investment Corp., 144A	Japan	88	526,698
Derwent London PLC	United Kingdom	32,568	1,224,500
Dexus Property Group	Australia	183,462	1,361,346
Great Portland Estates PLC	United Kingdom	134,773	1,218,666
Highwoods Properties Inc	United States	33,366	1,859,154
Japan Real Estate Investment Corp	Japan	259	1,570,466
Kilroy Realty Corp	United States	23,330	1,707,989
Mack-Cali Realty Corp	United States	46,700	1,316,940
SL Green Realty Corp	United States	10,159	1,196,933
Vornado Realty Trust	United States	16,725	1,796,265
			20,689,876
Real Estate Development 3.1%
Cheung Kong Property Holdings Ltd	Hong Kong	403,500	2,881,474
China Overseas Land & Investment Ltd	China	230,158	756,533
China Resources Land Ltd	China	246,000	611,369
Sino Land Co. Ltd	Hong Kong	635,045	1,132,927
			5,382,303
Real Estate Operating Companies 6.6%
ADO Properties SA	Germany	10,970	446,553
[a] ADO Properties SA, 144A.	Germany	21,280	866,240
Deutsche Euroshop AG	Germany	19,117	906,163
[a] Deutsche Euroshop AG, 144A	Germany	2,570	121,820
Fabege AB	Sweden	55,340	987,868
First Capital Realty Inc	Canada	47,800	849,802
Global Logistic Properties Ltd	Singapore	280,510	400,818
Hemfosa Fastigheter AB	Sweden	82,442	883,672
Hufvudstaden AB, A	Sweden	73,296	1,223,627
Hysan Development Co. Ltd	Hong Kong	232,624	1,070,494
Unite Group PLC	United Kingdom	81,576	683,679
Vonovia SE	Germany	80,177	3,176,384
			11,617,120
Residential REITs 10.2%
American Homes 4 Rent, A	United States	37,100	805,070
Apartment Investment & Management Co., A	United States	42,697	1,962,781
AvalonBay Communities Inc	United States	13,748	2,552,316
Canadian Apartment Properties REIT	Canada	55,400	1,386,699
Education Realty Trust Inc	United States	27,900	1,343,106
Equity Lifestyle Properties Inc	United States	27,002	2,220,645
Equity Residential	United States	29,123	1,980,073
Essex Property Trust Inc	United States	3,600	841,968
Invincible Investment Corp	Japan	2,327	1,572,836
Post Properties Inc	United States	17,800	1,131,902
UDR Inc	United States	55,197	2,054,984
			17,852,380
Retail REITs 28.4%
British Land Co. PLC	United Kingdom	162,171	1,439,591
Equity One Inc	United States	46,400	1,543,728
Eurocommercial Properties NV, IDR	Netherlands	21,424	948,119

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19

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Real Estate Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Retail REITs (continued)
Federal Realty Investment Trust	United States	6,040	$1,024,989
General Growth Properties Inc	United States	49,816	1,591,621
Hammerson PLC	United Kingdom	189,143	1,395,014
Kimco Realty Corp	United States	78,851	2,531,117
Klepierre	France	53,718	2,570,894
Link REIT	Hong Kong	277,466	2,070,855
The Macerich Co	United States	8,993	802,535
National Retail Properties Inc	United States	31,300	1,663,908
Realty Income Corp	United States	41,424	2,960,573
Regency Centers Corp	United States	29,281	2,486,835
Scentre Group	Australia	906,400	3,648,577
Simon Property Group Inc	United States	45,110	10,241,775
Smart Real Estate Investment Trust	Canada	34,400	1,015,597
Tanger Factory Outlet Centers Inc	United States	24,900	1,039,326
Unibail-Rodamco SE	France	15,916	4,378,252
Vicinity Centres	Australia	781,938	2,054,832
Weingarten Realty Investors	United States	40,260	1,738,829
Westfield Corp	Australia	338,489	2,745,640
			49,892,607
Specialized REITs 6.8%
Coresite Realty Corp	United States	18,731	1,545,870
CubeSmart	United States	47,847	1,421,534
CyrusOne Inc	United States	20,900	1,145,738
Digital Realty Trust Inc	United States	25,227	2,635,213
Extra Space Storage Inc	United States	23,071	1,984,567
Public Storage	United States	13,488	3,222,553
			11,955,475
Total Common Stocks (Cost $118,646,903)			174,669,006
		Principal
		Amount

Short Term Investments (Cost $900,000) 0.5%
Time Deposits 0.5%
Royal Bank of Canada, 0.25%, 8/01/16	United States	$900,000	900,000
Total Investments (Cost $119,546,903) 100.0%			175,569,006
Other Assets, less Liabilities (0.0)%†			(71,895)
Net Assets 100.0%			$175,497,111

See Abbreviations on page 32.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
July 31, 2016, the aggregate value of these securities was $2,008,479, representing 1.1% of net assets.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
July 31, 2016

Franklin Global Real Estate Fund

Assets:
Investments in securities:
Cost.	$119,546,903
Value	$175,569,006
Cash	157,190
Foreign currency, at value (cost $33,608)	33,861
Receivables:
Investment securities sold	462,543
Capital shares sold	127,089
Dividends	297,814
Other assets	63
Total assets	176,647,566
Liabilities:
Payables:
Investment securities purchased	618,353
Capital shares redeemed	315,837
Management fees	129,051
Distribution fees	38,333
Transfer agent fees	21,403
Accrued expenses and other liabilities	27,478
Total liabilities	1,150,455
Net assets, at value	$175,497,111
Net assets consist of:
Paid-in capital	$181,748,272
Distributions in excess of net investment income	(670,675)
Net unrealized appreciation (depreciation)	56,025,293
Accumulated net realized gain (loss)	(61,605,779)
Net assets, at value	$175,497,111

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2016

Franklin Global Real Estate Fund

Class A:
Net assets, at value	$102,957,835
Shares outstanding	10,580,224
Net asset value per share[a]	$9.73
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.32
Class C:
Net assets, at value	$20,906,219
Shares outstanding	2,181,548
Net asset value and maximum offering price per share[a]	$9.58
Class R6:
Net assets, at value	$16,150
Shares outstanding	1,652
Net asset value and maximum offering price per share	$9.78
Advisor Class:
Net assets, at value	$51,616,907
Shares outstanding	5,278,272
Net asset value and maximum offering price per share	$9.78

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2016

Franklin Global Real Estate Fund

Investment income:
Dividends	$5,030,778
Interest	2,775
Income from securities loaned (net of fees and rebates)	3,224
Total investment income	5,036,777
Expenses:
Management fees (Note 3a)	1,632,962
Distribution fees: (Note 3c)
Class A	244,004
Class C	204,054
Transfer agent fees: (Note 3e)
Class A	177,223
Class C	37,115
Class R6	121
Advisor Class	82,325
Custodian fees (Note 4)	12,208
Reports to shareholders	42,123
Registration and filing fees	60,014
Professional fees.	48,547
Trustees’ fees and expenses.	5,726
Other	13,214
Total expenses	2,559,636
Expense reductions (Note 4)	(116)
Expenses waived/paid by affiliates (Note 3f)	(237,040)
Net expenses	2,322,480
Net investment income	2,714,297
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,670,908
Realized gain distributions from REITs	633,955
Foreign currency transactions	(3,924)
Net realized gain (loss)	2,300,939
Net change in unrealized appreciation (depreciation) on:
Investments	13,538,686
Translation of other assets and liabilities
denominated in foreign currencies	8,722
Net change in unrealized appreciation (depreciation)	13,547,408
Net realized and unrealized gain (loss)	15,848,347
Net increase (decrease) in net assets resulting from operations	$18,562,644

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Real Estate Fund

	Year Ended July 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$2,714,297	$1,819,013
Net realized gain (loss)	2,300,939	4,457,137
Net change in unrealized appreciation (depreciation)	13,547,408	(1,033,600)
Net increase (decrease) in net assets resulting from operations	18,562,644	5,242,550
Distributions to shareholders from:
Net investment income:
Class A	(1,589,886)	(1,474,780)
Class C	(230,329)	(220,946)
Class R6	(4,025)	(15,459)
Advisor Class	(845,427)	(977,839)
Total distributions to shareholders.	(2,669,667)	(2,689,024)
Capital share transactions: (Note 2)
Class A	(8,688,545)	10,431,964
Class C	(3,966,078)	1,986,128
Class R6	(220,045)	(562,585)
Advisor Class	1,429,402	(8,099,218)
Total capital share transactions	(11,445,266)	3,756,289
Net increase (decrease) in net assets	4,447,711	6,309,815
Net assets:
Beginning of year	171,049,400	164,739,585
End of year	$175,497,111	$171,049,400
Distributions in excess of net investment income included in net assets:
End of year	$(670,675)	$(817,892)

24 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

Franklin Global Real Estate Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

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Annual Report

25

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At July 31, 2016, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

26 Annual Report

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

2. Shares of Beneficial Interest

At July 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended July 31,
		2016			2015
	Shares		Amount	Shares	Amount
Class A Shares:
Shares sold	1,590,561	$13,887,493		3,180,359	$28,576,850
Shares issued in reinvestment of distributions	179,281		1,517,212	160,334	1,381,528
Shares redeemed	(2,761,668)		(24,093,250)	(2,204,762)	(19,526,414)
Net increase (decrease)	(991,826)		$(8,688,545)	1,135,931	$10,431,964
Class C Shares:
Shares sold	290,034		$2,532,929	816,446	$7,228,806
Shares issued in reinvestment of distributions	25,022		210,183	22,594	193,925
Shares redeemed	(786,703)		(6,709,190)	(620,953)	(5,436,603)
Net increase (decrease)	(471,647)		$(3,966,078)	218,087	$1,986,128
Class R6 Shares:
Shares sold	262		$2,287	36,191	$301,956
Shares issued in reinvestment of distributions	475		4,025	1,793	15,459
Shares redeemed	(26,812)		(226,357)	(98,157)	(880,000)
Net increase (decrease)	(26,075)		$(220,045)	(60,173)	$(562,585)
Advisor Class Shares:
Shares sold	757,568		$6,730,739	492,723	$4,389,632
Shares issued in reinvestment of distributions	42,776		362,740	46,674	402,730
Shares redeemed	(640,171)		(5,664,077)	(1,426,315)	(12,891,580)
Net increase (decrease)	160,173		$1,429,402	(886,918)	$(8,099,218)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

For the year ended July 31, 2016, the effective investment management fee rate was 1.000% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$23,102
CDSC retained	$2,289

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2016, the Fund paid transfer agent fees of $296,784, of which $141,340 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses), for Class A, Class C and Advisor Class of the Fund do not exceed 1.15% and Class R6 does not exceed 0.99% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2016. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At July 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$20,729,968
2018	35,647,494
2019	557,818
Total capital loss carryforwards	$56,935,280

During the year ended July 31, 2016, the Fund utilized $2,346,108 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At July 31, 2016, the Fund deferred post-October capital losses of $298,845.

The tax character of distributions paid during the years ended July 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$2,669,667	$2,689,024

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

At July 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$129,937,850

Unrealized appreciation	$57,085,970
Unrealized depreciation	(11,454,814)
Net unrealized appreciation (depreciation)	$45,631,156
Distributable earnings - undistributed ordinary income .	$5,348,606

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2016, aggregated $45,474,910 and $54,152,944, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended July 31, 2016, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At July 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio

IDR	International Depositary Receipt
REIT	Real Estate Investment Trust

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2016

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Tax Information (unaudited)

Franklin Global Real Estate Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $991,075 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2000	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and Since 2010		Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President Since May 2016		Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President Since 2000		Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Funds). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared the Funds’ investment performance and expenses with those of other funds deemed comparable to the Funds as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and

Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund was consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Funds’ portfolio management team, the number of accounts managed and general method of compensation. In this latter

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FRANKLIN GLOBAL REAL ESTATE FUND
SHAREHOLDER INFORMATION

respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for the Fund showed the investment performance of the largest share class of the particular Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2015, and for additional periods ended that date depending on when the Fund commenced operations. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The performance universe for this Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Lipper. The Broadridge report showed the total return of the Fund’s Class A shares to be in the second-highest performing quintile of such performance universe in 2015, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period and the second-highest performing quintile of such universe for the previous five-year period. The Fund has been in operation less than 10 years. The Board was satisfied with the Fund’s comparative performance as shown in the Broadridge report, noting that a new portfolio manager was added to the Fund in 2014 and that performance has improved since then, with total returns 77 basis points above the median for this past year.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the fund as being part of the management fee. The contractual investment management fee rate for Franklin Global Real Estate Fund was within six basis points of the median for its Lipper expense group, and Franklin Global Real Estate Fund’s actual total expense ratio was within five basis points of the median. The Board found the expenses of this Fund to be acceptable, noting it was subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response

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SHAREHOLDER INFORMATION

to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or was being subsidized through a fee waiver, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the management contracts for Franklin Global Real Estate Fund contains breakpoints which continue to asset levels that exceed the present size of the Funds. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders; however, it noted that, given the size of the Fund and the fact that expenses were being subsidized by management, it was unlikely there were economies of scale at this time.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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SHAREHOLDER INFORMATION

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Global Real Estate Fund

Investment Manager
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	495 A 09/16

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is

"independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $234,341 for the fiscal year ended July 31, 2016 and $278,795 for the fiscal year ended July 31, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,006 for the fiscal year ended July 31, 2016 and $0 for the fiscal year ended July 31, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $446,983 for the fiscal year ended July 31, 2016 and $245,998 for the fiscal year ended July 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities. Other services include XBRL tagging on financial statements and compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $447,989 for the fiscal year ended July 31, 2016 and $245,998 for the fiscal year ended July 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.                   N/A

Item 6.  Schedule of Investments.                                 N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                        N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                       N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date  September 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date  September 26, 2016

By /s/Gaston Gardey

      Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date September 26, 2016